Ashurst Morris Crisp                                              CONFORMED COPY



Intercreditor Deed

Hertal Acquisitions Plc

Hertal (Investments) Limited

The Institutions named herein

Barclays Bank PLC

The Royal Bank of Scotland PLC

and

RBS Mezzanine Limited




relating to the acquisition of Apollo



18 January 2003

                                    CONTENTS

CLAUSE    PAGE


1.     INTERPRETATION.........................................................................................1
2.     RANKING OF DEBT.......................................................................................10
3.     COVENANT TO PAY BY OBLIGORS...........................................................................10
4.     SENIOR DEBT...........................................................................................10
5.     HEDGING LIABILITIES...................................................................................14
6.     Mezzanine Debt........................................................................................15
7.     BRIDGING Debt.........................................................................................20
8.     INVESTOR DEBT.........................................................................................23
9.     Intra-Group Debt......................................................................................25
10.    PRIORITY OF SECURITY..................................................................................27
11.    ENFORCEMENT OF SECURITY...............................................................................28
12.    OPTION TO PURCHASE....................................................................................30
13.    SUBORDINATION ON INSOLVENCY...........................................................................31
14.    APPLICATION OF RECOVERIES.............................................................................33
15.    PROTECTION OF SUBORDINATION...........................................................................34
16.    STATUS OF OBLIGORS....................................................................................34
17.    CONSENTS AND WAIVERS UNDER FINANCE DOCUMENTS..........................................................35
18.    REPRESENTATIONS AND WARRANTIES........................................................................35
19.    INFORMATION AND CO-OPERATION..........................................................................36
20.    ATTORNEY..............................................................................................37
21.    HEDGING LENDERS.......................................................................................37
22.    LOSS SHARING..........................................................................................38
23.    MEZZANINE LOSS SHARING................................................................................40
24.    APPOINTMENT AND DUTIES OF SECURITY AGENT..............................................................41
25.    COSTS AND EXPENSES....................................................................................47
26.    NOTICES...............................................................................................47
27.    CHANGES TO PARTIES....................................................................................48
28.    MISCELLANEOUS.........................................................................................49
29.    GOVERNING LAW AND SUBMISSION TO JURISDICTION..........................................................50

SCHEDULE 1...................................................................................................52
Part 1 - Original Guarantors.................................................................................52
Part 2 - Senior Lenders......................................................................................53
Part 3 - Mezzanine Lenders...................................................................................54
Part 4 - Investors...........................................................................................55
SCHEDULE 2...................................................................................................56
Creditor Accession Deed......................................................................................56
SCHEDULE 3...................................................................................................58
Obligor Accession Deed.......................................................................................58


THIS  DEED  is  made on 18 January 2003.

BETWEEN:

(1) HERTAL ACQUISITIONS PLC (a company incorporated in the Republic of Ireland with registered number 364049) (the "Parent");

(2) HERTAL (INVESTMENTS) LIMITED (a company incorporated in England and Wales with registered number 4619876) ("Loan Noteco");

(3)       THE  COMPANIES   listed  in  part  1  of  schedule  1  (the  "Original
          Guarantors");

(4) THE FINANCIAL INSTITUTIONS (if any) listed in part 2 of schedule 1 as Senior Lenders;

(5) THE FINANCIAL INSTITUTIONS listed in part 3 of schedule 1 as Mezzanine Lenders;

(6)       THE INSTITUTIONS listed in part 4 of schedule 1 as Investors;

(7) BARCLAYS BANK PLC as agent for the Senior Lenders in its capacity as Facility Agent (the "Facility Agent");

(8) RBS MEZZANINE LIMITED as agent for the Mezzanine Lenders in its capacity as Mezzanine Facility Agent (the "Mezzanine Facility Agent");

(9) BARCLAYS BANK PLC as security agent for itself, the Senior Lenders, the Hedging Lenders and the Mezzanine Lenders in its capacity as Security Agent (the "Security Agent");

(10) BARCLAYS BANK PLC as Bridging Lender under the Alchemy Bridge Facility Agreement; and

(11)      THE HEDGING LENDERS upon accession to this deed.

THE PARTIES TO THIS AGREEMENT AGREE AS FOLLOWS:

1.        INTERPRETATION

1.1       Definitions

          In this deed:

          "Agents" means the Facility Agent, the Mezzanine Facility Agent and the Security Agent;

          "Alchemy Undertaking" means the undertaking in the agreed form dated on or about the date of this deed whereby Alchemy Partners (Guernsey) Limited undertakes to Barclays Bank PLC to make funds available to Parent in the circumstances set out therein;

          "Alchemy Undertaking Proceeds" means all amounts provided to Loan Noteco pursuant to the subordinated unsecured guaranteed loan notes of Loan Noteco to be issued pursuant to Investor Loan Note Instrument in accordance with the Alchemy Undertaking or the Alchemy Bridge Facility Agreement;

          "Appointment Date" means the date upon which an examiner is appointed to all or any of the Obligors.

          "Beneficiary"   means  each  Finance   Party  in  its  capacity  as  a
          beneficiary of guarantees and security held on its behalf by the Security Agent and (where relevant) the Bridging Lender;

          "Borrowers" means Parent and each other Group Company which becomes a borrower under and in accordance with any Finance Document or the Alchemy Bridge Facility Agreement;

          "Bridging Debt" means all money and liabilities now or in the future due, owing or incurred to the Bridging Lender by Loan Noteco under the Alchemy Bridge Facility Agreement in any currency, whether actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety, together with all accruing interest and all related losses and charges;

          "Bridging Discharge Date" means the date on which all the Bridging Debt has been fully discharged and the Bridging Lender has no further obligation to advance any money in accordance with the terms of the Alchemy Bridge Facility Agreement ;

          "Bridging Lender" means Barclays Bank PLC as lender under the Alchemy Bridge Facility Agreement;

          "Creditors" means each Finance Party, the Bridging Lender and each Investor;

          "Creditor Accession Deed" means a deed executed by a Creditor substantially in the form set out in schedule 2 under which a Creditor becomes a party to this deed;

          "Debt" means the Senior Debt, the Mezzanine Debt, the Bridging Debt, the Investor Debt and (except when used in clause 2 (Ranking of Debt)) the Intra-Group Debt;

          "Default" means a Senior Default or a Mezzanine Default;

          "Default Rate" means:

          (a) until (and including) the Senior Discharge Date, the rate at which default interest is payable under clause 8.4 (Default interest) of the Senior Credit Agreement; and

          (b) after the Senior Discharge Date, the rate at which default interest is payable under clause 6.5 (Default Interest) of the Mezzanine Loan Agreement;

          "Deferred Senior Debt" has the meaning given to it in clause 4.2 (Limits on Priority of Senior Debt);

          "Deferred Senior Discharge Date" means the date on which all Deferred Senior Debt has been fully discharged and all commitments of the Senior Finance Parties to the relevant Obligors in respect of such Deferred Senior Debt have expired in accordance with the Senior Finance Documents;

          "Designated Intra-Group Debt" means any money or liabilities now or on the future due, owing or incurred under the loan agreement made between Loan Noteco as lender and the Parent as borrower in the agreed form for the purpose of enabling Parent to meet its obligations in respect of the Offer;

          "Dormant Company" has the meaning given to it in the Senior Credit Agreement;

          "Early Termination Date" means an Early Termination Date (as defined in a Hedging Agreement) resulting from an Event of Default (as defined in the relevant Hedging Agreement);

          "Enforcement Action"  means:

          (a)       in relation to any Debt, any action whatsoever to:

                    (i)       demand  payment,   declare   prematurely  due  and
                              payable or otherwise seek to accelerate payment of or place on demand all or any part of the Debt;

                    (ii) recover all or any part of the Debt (including by exercising any right of set-off or combination of accounts);

                    (iii) exercise or enforce any security right against sureties or any other rights under any other document or agreement in relation to (or given in support of) all or any part of the Debt (including under the Security Documents); or

                    (iv) petition for (or take any other steps which may lead to) an Insolvency Event in relation to any Group Company; or

                    (v)       commence  legal  proceedings  against any Obligor;
                              and

          (b)       in relation to the Hedging Liabilities:

                    (i) any action to declare an Early Termination Date under any Hedging Agreement or demand payment of any amount which would become payable following an Early Termination Date; or

                    (ii) the occurrence of an Early Termination Date as a result of Automatic Early Termination for which an Obligor is the Defaulting Party (and for this purpose "Early Termination Date", "Automatic Early Termination" and "Defaulting Party" shall have the meanings given to them in the ISDA Master Agreement);

          "Final Discharge Date" means the first date on which both the Senior Discharge Date and the Mezzanine Discharge Date have occurred;

          "Finance Documents" means the Senior Finance Documents and the Mezzanine Finance Documents;

          "Finance Parties" means the Senior Finance Parties and the Mezzanine Finance Parties;

          "Group" means the Parent, Loan Noteco all of their Subsidiaries and every person in relation to which Parent, Loan Noteco or any of their Subsidiaries is a Parent Company and "Member of the Group" or "Group Company" means any of them;

          "Guarantors" means the Original Guarantors and each other Group Company which becomes a guarantor under any Finance Document;

          "Hedging Agreements" has the meaning given to it in the Senior Credit Agreement;

          "Hedging Lenders" has the meaning given to it in the Senior Credit Agreement;

          "Hedging Liabilities" means all liabilities due to any Hedging Lender under any Hedging Agreement;

          "Hedging Loss" means the loss suffered by a Hedging Lender as a result of any relevant Hedging Agreement being terminated in accordance with clause 5.3(b) (Permitted Enforcement Action in Relation to Hedging Liabilities) such loss being calculated in accordance with the Market Quotation and Second Method as contemplated by the ISDA Master Agreement as at the Senior Enforcement Date;

          "Individual"   has  the  meaning  given  to  it  in  the  Underwriting
          Agreement;

          "Individual's Loans" has the meaning given to it in the Underwriting Agreement;

          "Insolvency Event" means a court making a winding up order or an order for the dissolution or liquidation of the relevant Group Company or a liquidator or administrator, examiner or equivalent (but not a receiver, manager, or equivalent appointed by the holder of a Security Interest) is appointed to the relevant Group Company;

          "Intra-Group Creditors" means those members of the Group which are Creditors in relation to any Intra-Group Debt;

          "Intra-Group Debt" means any money or liabilities now or in the future due, owing or incurred to one Group Company by another Group Company in any currency, whether actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety, together with all accruing interest and all related costs, charges and expenses;

          "Investment Agreement" has the meaning given to it in the Senior Credit Agreement;

          "Investor Documents" means the Investment Agreement, the Investor Loan
          Note Instrument, the Investor Loan Notes, the Underwriting Agreement, this deed and any other document or agreement (including constitutional documents) providing for the payment of any amount by any Group Company to an Investor;

          "Investor Debt" means all money and liabilities now or in the future due, owing or incurred to any Investor by any Group Company under any Investor Document in any currency, whether actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety, together with all accruing interest and all related costs, charges and expenses;

          "Investors" means:

          (a)       the  institutions  and  individuals  listed  in  part  4  of schedule 1;

          (b) each party that enters into a Creditor Accession Deed as a New Investor; and

          (c) the Bridging Lender after the date on which the Bridging Debt is discharged in accordance with clause 17 (Loan Notes) of the Alchemy Bridge Facility Agreement;

          "ISDA Master Agreement" means the 1992 Multicurrency - Cross Border Master Agreement published by the International Swaps and Derivatives Association;

          "Majority Mezzanine Lenders" has the meaning given to it in the Mezzanine Loan Agreement;

          "Majority Senior Creditors" means, at any time, Senior Finance Parties whose Senior Credit Participations at that time aggregate more than 66 per cent. of the total Senior Credit Participations at that time;

          "Material Mezzanine Default" means:-

          (a) any Event of Default (as defined in the Mezzanine Loan Agreement) arising under any of the following provisions of the Mezzanine Loan Agreement:

                    (i)       Clause 19.1(a) (Payment Default);

                    (ii) Clause 19.1(b) (Breach of other obligations) by virtue of a breach of clause 18.10(c) (Financial Statements) or clause 18.14 (Financial Covenants);

                    (iii)     Clause 19.1(e) (Insolvency);

                    (iv)      Clause  19.1(f)  (Receivership,   examination  and
                              administration);

                    (v)       Clause 19.1(g) (Compositions and Arrangements);

                    (vi)      Clause 19.1(h) (Winding Up);

                    (vii)     Clause 19.1(j) (Suspension of Payment); or

                    (viii)    Clause 19.1(w) (Material Adverse Change);

          (b) any Event of Default in respect of which the Mezzanine Facility Agent or the Mezzanine Lenders have taken action under Clause 19.2 (Cancellation and Repayment) of the Mezzanine Loan Agreement;

          "Material Senior Default" means:-

          (a) any Event of Default (as defined in the Senior Credit Agreement) arising under any of the following provisions of the Senior Credit Agreement:

                    (i)       Clause 21.1(a) (Payment Default);

                    (ii) Clause 21.1(b) (Breach of other obligations) by virtue of a breach of clause 20.10(c) (Financial Statements) or clause 20.13 (Financial Covenants);

                    (iii)     Clause 21.1(e) (Insolvency);

                    (iv)      Clause  21.1(f)  (Receivership,   examination  and
                              administration);

                    (v)       Clause 21.1(g) (Compositions and Arrangements);

                    (vi)      Clause 21.1(h) (Winding Up);

                    (vii)     Clause 21.1(j) (Suspension of Payment); or

                    (viii)    Clause 21.1(w) (Material Adverse Change);

          (b) any Event of Default in respect of which the Facility Agent or the Senior Lenders have taken action under Clause 21.2 (Cancellation and Repayment) of the Senior Credit Agreement;

          "Mezzanine Commitments" has the meaning given to "Commitments" in the Mezzanine Loan Agreement;

          "Mezzanine Debt" means all money and liabilities now or in the future due, owing or incurred to any Mezzanine Finance Party by any Obligor under any Mezzanine Finance Document in any currency, whether actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety, together with all accruing interest and all related losses and charges;

          "Mezzanine Declared Default" means a Mezzanine Default which has resulted in the Mezzanine Facility Agent exercising any of its rights under clause 19.2 (Cancellation and Repayment) of the Mezzanine Loan Agreement;

          "Mezzanine Default" means an Event of Default as defined in the Mezzanine Loan Agreement;

          "Mezzanine Discharge Date" means the date on which all Mezzanine Debt has been fully discharged and all commitments of the Mezzanine Finance Parties to the Obligors have expired in accordance with the Mezzanine Finance Documents;

          "Mezzanine Enforcement Date" means the date on which the Mezzanine Facility Agent or the Security Agent first takes Enforcement Action in relation to the Mezzanine Debt;

          "Mezzanine Finance Documents" has the meaning given to it in the Mezzanine Loan Agreement;

          "Mezzanine Finance Parties" has the meaning given to it in the Mezzanine Loan Agreement;

          "Mezzanine Lenders" has the meaning given to it in the Mezzanine Loan Agreement;

          "Mezzanine Loan Agreement" means the mezzanine loan agreement dated on or about the date of this deed between (1) Parent, (2) the Borrower and the Guarantors, (3) the Mezzanine Lenders, (4) the Mezzanine Facility Agent and (5) the Security Agent under which the Mezzanine Lenders agreed to make available a loan facility of $45,000,000 to the Borrower (as defined therein);

          "Mezzanine Payment Default" means failure by an Obligor to pay on its due date under any Mezzanine Finance Document:

          (a)       any principal, interest, fees, commission or similar amount;
                    or

          (b) any other amount which, when aggregated with all other payment amounts falling within this paragraph (b), exceeds $50,000;

          "Mezzanine Recovery" means any monies received or recovered by a Mezzanine Lender in any manner whatsoever in respect or on account of any Mezzanine Debt after deducting:

          (a) all reasonable costs and expenses (if any) incurred by that Mezzanine in effecting such recovery; and

          (b) any sums required by law or court order to be paid to third parties on account of claims preferred by law over claims of the Mezzanine Lenders;

          "Mezzanine Security Documents" means the Security Documents as defined in the Mezzanine Loan Agreement and all other documents creating or evidencing a Security Interest for the benefit of any Mezzanine Finance Party in respect of the obligations of any Obligor under any Mezzanine Finance Document;

          "New Money Commitments" means credit facilities (or other facilities under which credit exposures may arise) provided by any Senior Finance Party to a Group Company after the date of this deed in addition to those which the Senior Finance Parties are committed to provide under the Senior Finance Documents in force as at the date of this deed (but credit exposures in relation to any Hedging Agreement entered into after the date of this deed will not be New Money Commitments);

          "Obligor Accession Deed" means a deed substantially in the form set out in schedule 3 under which a Group Company becomes a party to this deed;

          "Obligors" means Parent, Loan Noteco, each Borrower, each Guarantor and each other Group Company which has any obligation to any Finance Party under any Finance Document;

          "Outstandings" means:

          (c) in relation to a Senior Lender at any time, the aggregate of that Senior Lender's participation in all Drawings outstanding at that time (including interest on those Drawings and all Contingent Liabilities and amounts due and payable (but unpaid) by an Obligor under the Ancillary Facilities);

          (d) in relation to a Hedging Lender at any time, its Hedging Liabilities; and

          (e) in relation to a Mezzanine Lender at any time, the aggregate of that Mezzanine Lender's participation in the Drawing (as defined in the Mezzanine Loan Agreement) outstanding at that time (including interest on the Drawing);

          "Priority Senior Debt" means Senior Debt other than Deferred Senior Debt;

          "Priority Senior Discharge Date" means the date on which all Priority Senior Debt has been fully discharged and all commitments of the Senior Finance Parties to the relevant Obligors in respect of that Priority Senior Debt have expired in accordance with the Senior Finance Documents;

          "Recovery" means any monies received or recovered by a Senior Lender or Hedging Lender in any manner whatsoever in respect or on account of any Senior Debt after deducting:

          (a) all reasonable costs and expenses (if any) incurred by that Senior Lender or Hedging Lender in effecting such recovery; and

          (b) any sums required by law or court order to be paid to third parties on account of claims preferred by law over claims of that Senior Lender or Hedging Lender;

          "Relevant Material Mezzanine Default" has the meaning given to it in clause 4.5(b) (Suspension of Permitted Payments of Deferred Senior Debt;

          "Relevant Material Senior Default" has the meaning given to it in clause 6.5(b) (Suspension of Permitted Payments of Mezzanine Debt;

          "Relevant Mezzanine Default" has the meaning given to it in clause 6.7(d) (Permitted Enforcement Action in Relation to Mezzanine Debt);

          "Relevant Senior Default" has the meaning given to it in clause 4.7(d) (Permitted Enforcement Action in Relation to Deferred Senior Debt;

          "Security Documents" means the Senior Security Documents and the Mezzanine Security Documents and all other documents creating or evidencing a Security Interest in favour of any Finance Party in relation to the obligations of any Obligor under any Finance Document;

          "Senior Cash-Sweep Amount" means the amount equal to (i) the amount of Excess Cashflow for that Financial Year minus (ii) the aggregate amount of prepayments made in accordance with clauses 12.1 (Voluntary prepayments), 12.4 (Asset Disposals), 12.5 (Insurance claims) and 12.7 (Report claims) of the Senior Credit Agreement and any amount permitted to be retained by the Group in accordance with those clauses during (or referable to) that Financial Year, to the extent that the relevant amounts or proceeds giving rise to the relevant prepayments have been included in calculating Cashflow is applied in prepayment of the Facilities (as defined in the Senior Credit Agreement);

          "Senior Commitment" means:

          (a) in relation to a Senior Lender which is not a Hedging Lender, the aggregate of its Commitments under the Senior Credit Agreement;

          (b) in relation to a Senior Lender which is also a Hedging Lender, the aggregate of its Commitments under the Senior Credit Agreement and its Hedging Loss; and

          (c) in relation to a Senior Lender which is only a Hedging Lender, its Hedging Loss.

          "Senior Credit Agreement" means the credit agreement dated on or about the date of this deed between inter alia (1) Parent, (2) the Borrowers and the Guarantors, (3) the Senior Lenders, (4) the Facility Agent and
          (5) the Security Agent under which the Senior Lenders agreed to make available credit facilities of up to $135,000,000 to the Borrowers (as defined therein);

          "Senior Credit Participation" means, in relation to a Senior Finance Party, the aggregate of:

          (a)       its Term Commitments (if any);

          (b)       its Revolving Commitment (if any); and

          (c) the Settlement Amounts, if any, which would be payable to it under any Hedging Agreement if the date on which the calculation is made was deemed to be an Early Termination Date for which the relevant Obligor is the Defaulting Party (and for this purpose "Settlement Amount" and "Defaulting Party" shall have the meanings given to them in the relevant Hedging Agreement) such amount to be certified by the relevant Senior Finance Party in reasonable detail (including the quotations obtained in connection therewith);

          "Senior Debt" means all money and liabilities now or in the future due, owing or incurred to any Senior Finance Party by any Obligor under any Senior Finance Document in any currency, whether actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety, together with all accruing interest and all related losses and charges;

          "Senior Declared Default" means a Senior Default which has resulted in the Facility Agent exercising any of its rights under clause 21.2 (Cancellation and Repayment) of the Senior Credit Agreement;

          "Senior Default" means a Default as defined in the Senior Credit Agreement;

          "Senior Discharge Date" means the date on which all Senior Debt has been fully discharged and all commitments of the Senior Finance Parties to the Obligors have expired in accordance with the Senior Finance Documents;

          "Senior Enforcement Date" means the date on which the Facility Agent or the Security Agent first takes Enforcement Action in relation to the Senior Debt;

          "Senior Finance Parties" means the Finance Parties as defined in the Senior Credit Agreement;

          "Senior Lenders" means the Lenders as defined in the Senior Credit Agreement;

          "Senior Payment Default" means failure by an Obligor to pay on its due date under any Senior Finance Document:

          (f)       any  principal,   interest,  fees,  commissions  or  similar
                    amount; or

          (g) any other amount which, when aggregated with all other unpaid amounts falling within this paragraph (b), exceeds $50,000;

          "Senior Security Documents" means the Security Documents as defined in the Senior Credit Agreement and all other documents creating or evidencing a Security Interest for the benefit of any Senior Finance Party in respect of the obligations of any Obligor under any Senior Finance Document;

          "Specified Default" means, in relation to a Hedging Agreement:

          (a) the failure by a Borrower to make a payment due under the relevant Hedging Agreement on its due date or within any applicable grace period;

          (b) the occurrence of any of the Events of Default specified in clauses 21.1(a), (b)(i), (e), (f), (g), (h), (i), (j), (k)
                    or (l) of the Senior Credit Agreement; or

          (c) the occurrence of an Illegality or a Tax Event (each as defined in the ISDA Master Agreement);

          "Standstill Period" has the meaning given to it in clause 4.7(d)(ii) and clause 6.5(d)(ii) (Permitted Enforcement Action in Relation to Mezzanine Debt);

          "Transferee"   has  the  meaning   given  to  it  in  clause   27.2(a)
          (Assignments and Transfers by Lenders); and

          "Transferor"   has  the  meaning   given  to  it  in  clause   27.2(a)
          (Assignments and Transfers by Lenders).

1.2      Construction

          In this deed, unless a contrary intention appears:

          (a) a reference to any person is, where relevant, deemed to be a reference to or to include, as appropriate, that person's successors and permitted assignees or transferees;

          (b) references to clauses and schedules are references to, respectively, clauses of and schedules to this deed and references to this deed include its schedules;

          (c) a reference to (or to any specified provision of) any agreement or document (including a Finance Document) is to be construed as a reference to that agreement or document (or that provision) as it may be amended from time to time, but excluding for this purpose any amendment which is contrary to any provision of any Finance Document;

          (d) a reference to a statute, statutory instrument or accounting standard or any provision thereof is to be construed as a reference to that statute, statutory instrument or accounting standard or such provision thereof, as it may be amended or re-enacted from time to time;

          (e)       a time of day is a reference to London time;

          (f) the index to and the headings in this deed are inserted for convenience only and are to be ignored in construing this deed; and

          (g) the terms of the documents under which the Senior Debt, the Mezzanine Debt and the Investor Debt arises and of any side letters between an Obligor and the Creditors (or any of them) relating thereto are incorporated in this deed to the extent required for any purported disposition of the Charged Property contained in this deed to be a valid disposition under section 2(1) of the Law of Property (Miscellaneous Provisions) Act 1989;

          (h) the parties intend that this document shall take effect as a deed;

          (i) words importing the plural shall include the singular and vice versa;

          (j) words and expressions defined in the Senior Credit Agreement shall have the same meanings when used in this deed until and on the Priority Senior Discharge Date and after the Mezzanine Discharge Date; and

          (k) words and expressions defined in the Mezzanine Loan Agreement shall have the same meanings when used in this deed after the Priority Senior Discharge Date and until and on the Mezzanine Discharge Date.

1.3       Majority Consents

          Any consent required to be given under this deed by the Facility Agent and/or the Mezzanine Facility Agent will only be given upon the instructions of the Majority Senior Creditors and/or the Majority Mezzanine Lenders (as the case may be) unless otherwise specified.

2.       RANKING OF DEBT

          The Debt will rank for all purposes and at all times in the following order:

          (a)       first, the Priority Senior Debt;

          (b)       second, the Mezzanine Debt;

          (c)       third, the Deferred Senior Debt;

          (d)       fourth, the Bridging Debt; and

          (e)       fifth, the Investor Debt.

3.        COVENANT TO PAY BY OBLIGORS

          Subject to the provisions of this deed, each Obligor covenants in favour of the Security Agent to pay the Senior Debt and the Mezzanine Debt to the Security Agent when the same falls due for payment provided that payment of the Senior Debt direct to the Facility Agent (or direct to the relevant Hedging Lender in the case of a Hedging Liability) and the Mezzanine Debt direct to the Mezzanine Facility Agent (as the case may be) under the relevant Finance Documents will be a good discharge of this covenant. For the avoidance of doubt, nothing in this clause 3 shall entitle any Finance Party or the Bridging Lender to take any Enforcement Action during the Certain Funds Period unless a Drawstop Default has occurred and is continuing.

4.        SENIOR DEBT

4.1       Amendments to Senior Finance Documents

          No Obligor nor any Senior Finance Party will, without the prior consent of the Mezzanine Facility Agent:

          (a) agree to or take any action which would increase the rate of interest payable under any Senior Finance Document by more than 1% per annum other than (i) as contemplated by the terms of the Senior Credit Agreement as at the date of this deed (including under clauses 14 (Taxes) and 15 (Change in Circumstances) of the Senior Credit Agreement) or (ii) pursuant to the Syndication Letter;

          (b) change the basis on which interest or other amounts (including fees) are calculated under any Senior Finance Document, other than (i) as a result of minor procedural or administrative changes arising in the ordinary course of the administration of the Senior Debt or (ii) pursuant to the Syndication Letter;

          (c) agree to or take any action which would make any principal or interest or other amount payable under any Senior Finance Document on a date earlier or more frequently than that provided in the relevant Senior Finance Document at the date of this deed, other than (i) as a result of procedural or administrative changes arising in the ordinary course of the administration of the Senior Debt or (ii) as a result of a Senior Default or (iii) pursuant to the Syndication Letter;

          (d) agree to or take any action to amend any Senior Finance Document which would result in any Obligor being subject to more onerous obligations (including financial covenants) as a whole than those existing at the date of this deed or which would conflict with any provision of this deed other than pursuant to the Syndication Letter;

          (e) agree to or take any action which would be a waiver or release of any mandatory prepayment obligation under clause 12 (Prepayment and Cancellation) of the Senior Credit Agreement; or

          (f) charge, assign or otherwise transfer rights and/or obligations under any Senior Finance Document unless, simultaneously with that charge, assignment or transfer, the relevant transferee agrees to be bound by the provisions of this deed by entering into a Creditor Accession Deed.

4.2       Limits on Priority of Senior Debt

          (a)       The Senior  Finance  Parties  may make  available  New Money
                    Commitments.

          (b)       If and to the extent that (prior to the Mezzanine  Discharge
                    Date):

                    (i) the total principal amount of the New Money Commitments exceeds $13,500,000 (or its equivalent calculated using the Spot Rate) at the date the New Money Commitments are recorded in a binding legal agreement); and/or

                    (ii) any principal amount of the New Money Commitments has a scheduled repayment date later than the Term B Final Repayment Date;

                    then that excess and/or extended indebtedness will be "Deferred Senior Debt" for the purpose of this deed.


4.3 Prohibited Payments, Guarantees and Security in Relation to Deferred Senior Debt

          Subject to clause 4.4 (Permitted Payments of Deferred Senior Debt), until after the Mezzanine Discharge Date:

          (a) no Obligor will, and each Obligor will procure that none of its Subsidiaries will make, and no Senior Finance Party will receive, any payment or distribution of any kind whatsoever in respect or on account of the Deferred Senior Debt (although, for the avoidance of doubt, this will not preclude the capitalisation of interest in accordance with the terms of the Senior Finance Documents); and

          (b) no Obligor will, and each Obligor will procure that none of its Subsidiaries will, create or permit to subsist, and no Senior Finance Party will receive from any Group Company, any

                    Security Interest over any asset of any Group Company or give or permit to subsist any guarantee in respect of any part of the Deferred Senior Debt other than under the Senior Security Documents and the guarantees contained in the Senior Finance Documents, in each case, without the prior consent of the Mezzanine Facility Agent (if on or before the Mezzanine Discharge Date).

4.4       Permitted Payments of Deferred Senior Debt

          Subject to clause 4.5 (Suspension of Permitted Payments of Deferred Senior Debt) the Obligors may pay interest on the principal amount of the Deferred Senior Debt together with any other amounts (including legal fees and taxes but not including any element of principal) under the Senior Finance Documents (as in force at the date of this deed, subject to any amendments which are permitted by this deed).

4.5       Suspension of Permitted Payments of Deferred Senior Debt

          No payment which would otherwise be permitted under clause 4.4 (Permitted Payments of Deferred Senior Debt) may be made without the prior consent of the Mezzanine Facility Agent (if on or before the Mezzanine Discharge Date):

          (a) after the Senior Enforcement Date or after the Mezzanine Enforcement Date; or

          (b) subject to (a) above, if a Material Mezzanine Default (the "Relevant Material Mezzanine Default") has occurred and is continuing and the Facility Agent has received a notice from the Mezzanine Facility Agent specifying the Relevant Material Mezzanine Default and that permitted payments are suspended until the earliest of:

                    (i) the date falling 90 days (if the Relevant Material Mezzanine Default is a Mezzanine Payment Default) or 120 days (if the Relevant Material Mezzanine Default is not a Mezzanine Payment Default) after receipt by the Facility Agent of the relevant notice;

                    (ii) the date on which the Facility Agent receives notice from the Mezzanine Facility Agent that the Relevant Material Mezzanine Default has been waived or remedied;

                    (iii)     the Mezzanine Discharge Date; and

                    (iv) subject to 4.6 (Turnover of Deferred Senior Debt), the date on which a Senior Finance Party takes Enforcement Action in relation to the Deferred Senior Debt which is permitted by clause 4.7 (Permitted Enforcement Action in Relation to Deferred Senior Debt).

4.6       Restrictions on Enforcement Action in Relation to Deferred Senior Debt

          Subject to clause 4.7 (Permitted Enforcement Action in Relation to Deferred Senior Debt), until after the Mezzanine Discharge Date, no Senior Finance Party may take Enforcement Action in relation to any Deferred Senior Debt without the prior consent of the Facility Agent.

4.7       Permitted Enforcement Action in Relation to Deferred Senior Debt

          The restriction in clause 4.6 (Restrictions on Enforcement Action in Relation to Deferred Senior Debt) will not apply to the Senior Finance Parties if:

          (a) an Insolvency Event has occurred and for so long as it is continuing;

          (b) either the Senior Lenders, the Facility Agent, the Mezzanine Lenders or the Mezzanine Facility Agent demand payment of or prematurely declare payable all or part of the Senior Debt or Mezzanine Debt (as appropriate) owed to them, except that in these circumstances in relation to the Deferred Senior Debt the Senior Finance Parties may only exercise the rights set out in paragraph (a)(i) of the definition of Enforcement Action in clause 1.1 (Definitions);

          (c) the Majority Senior Creditors or the Majority Mezzanine Lenders have enforced or instructed the Security Agent to enforce the security conferred by any Security Document; or

          (d) a Senior Default in relation to the Deferred Senior Debt (the "Relevant Senior Default") has occurred (otherwise than under clause 21.1(o) (Cross Default) of the Senior Credit Agreement by reason of a Mezzanine Default) and:

                    (i) the Mezzanine Facility Agent has received notice of that default from the Facility Agent;

                    (ii) a period of not less than 90 days (if the Relevant Senior Default is a Senior Payment Default) and 120 days (if the Relevant Senior Default is not a Senior Payment Default) has passed from the date of receipt by the Facility Agent of the relevant default notice (a "Standstill Period"); and

                    (iii) at the end of the relevant Standstill Period, the Relevant Senior Default is continuing and has not been waived by the Majority Senior Creditors.

4.8       Subsequent Deferred Senior Defaults

          The Senior Finance Parties will have the right to take Enforcement Action under clause 4.7 (Permitted Enforcement Action in Relation to Deferred Senior Debt) in relation to a Relevant Senior Default notwithstanding that, at the time referred to in clause 4.7(d)(iii) (Permitted Enforcement Action in Relation to Deferred Senior Debt) or at any later time, another Standstill Period has commenced as a result of a further Senior Default.

4.9       Financial Covenant Defaults

          For the purposes of clause 4.7(d)(iii) (Permitted Enforcement Action in Relation to Deferred Senior Debt), if the Relevant Senior Default arose as a result of a breach of clause 20.13 (Financial Covenants) of the Senior Credit Agreement, it will be deemed remedied if Parent has re-established compliance with all the provisions of clause 20.13 (Financial Covenants) as at the next Testing Date (as defined in the Senior Credit Agreement). For the avoidance of doubt, nothing in this clause 4.9 will prevent the Senior Finance Parties from implementing the provisions of clause 4.7 (Permitted Enforcement Action in Relation to Deferred Senior Debt) in respect of subsequent breaches of clause
          20.13 (Financial Covenants) occurring after such full compliance has been re-established.

4.10      Turnover of Deferred Senior Debt

          If at any time on or before the Mezzanine Discharge Date:

          (a) any Senior Finance Party receives or recovers a payment or distribution of any kind whatsoever in respect or on account of any Deferred Senior Debt which is not permitted by clause
                    4.4 (Permitted Payments of Deferred Senior Debt);

          (b) any Senior Finance Party receives or recovers proceeds pursuant to any Enforcement Action in respect or on account of any Deferred Senior Debt;

          (c) any Group Company makes any payment or distribution of any kind whatsoever in relation to the purchase or other acquisition of any Deferred Senior Debt; or

          (d)       any  Deferred   Senior  Debt  is   discharged   by  set-off,
                    combination of accounts or otherwise.

          the recipient or beneficiary of that payment, distribution, set-off or combination will promptly pay all amounts and distributions received to the Security Agent for application under clause 14.1 (Application) after deducting the costs, liabilities and expenses (if any) reasonably incurred in recovering or receiving that payment or distribution and, pending that payment, will hold those amounts and distributions on trust for the Security Agent.

4.11      No Reduction or Discharge

          As between the Obligors and the Senior Finance Parties, the Deferred Senior Debt will be deemed not to have been reduced or discharged to the extent of any payment or distribution to the Security Agent under clause 4.10 (Turnover of Deferred Senior Debt).

4.12      Indemnity

          The Obligors will fully indemnify each Senior Finance Party upon demand for the amount of any payment or distribution to the Security Agent under clause 4.10 (Turnover of Deferred Senior Debt).

4.13      Subrogation of Senior Lenders

          (a) If the Mezzanine Debt is wholly or partially paid out of any proceeds received in respect or on account of the Deferred Senior Debt owing to one or more of the Senior Finance Parties, those Senior Finance Parties will to that extent be subrogated to the rights of the Mezzanine Lenders in respect of the Mezzanine Debt so paid, including all Security
                    Interests and guarantees for that Mezzanine Debt, but the Senior Finance Parties may not exercise those subrogation rights on or before the Mezzanine Discharge Date without the prior consent of the Mezzanine Facility Agent.

          (b) Each Mezzanine Finance Party will give such assistance to the Senior Finance Parties as the Facility Agent and/or the Security Agent may reasonably require in exercising those rights of subrogation, provided that each such Mezzanine Finance Party is indemnified on demand to its reasonable satisfaction by the Senior Finance Parties against any costs, expenses and liabilities that it incurs in relation to giving that assistance.

5.        HEDGING LIABILITIES

5.1 Prohibited Payments, Guarantees and Security in Relation to Hedging Liabilities

          Until after the Senior Enforcement Date:

(a) no Obligor will make any payment or distribution in respect of any Hedging Liabilities except for scheduled payments arising under the original terms of the relevant Hedging Agreement; and

(b) no Obligor will, and each Obligor will procure that none of its Subsidiaries will, create or permit to subsist, and no Hedging Lender will receive from any Group Company, any Security Interest over any asset of any Group Company or give or permit to subsist any guarantee in respect of any part of the Hedging Liabilities, other than under the Security Documents, in each case, without the prior consent of the Facility Agent.

5.2       Restrictions on Enforcement Action in Relation to Hedging Liabilities

          Subject to clauses 5.3 (Permitted Enforcement Action in Relation to Hedging Liabilities) and 10 (Enforcement of Security), no Hedging Lender may take Enforcement Action in relation to any Hedging Liabilities unless a Senior Declared Default has occurred.

5.3       Permitted Enforcement Action in Relation to Hedging Liabilities

          (a) If a Specified Default occurs, a Hedging Lender may exercise its rights to designate an Early Termination Date in accordance with the relevant Hedging Agreement or otherwise terminate the relevant Hedging Agreement, provided that no other Enforcement Action is taken.

          (b) If a Senior Declared Default has occurred, each Hedging Lender will promptly following request by the Facility Agent designate an Early Termination Date or otherwise terminate each Hedging Agreement to which it is a party.

          (c) On or following the designation of an Early Termination Date under clause 5.3(a) or (b), any amount which falls due from a Hedging Lender to any Group Company shall be paid by that Hedging Lender to the Security Agent for application under clause 14 (Application of Recoveries).

6.        MEZZANINE DEBT

6.1       Prohibited Payments,  Guarantees and Security in Relation to Mezzanine
          Debt

          Subject to clause 6.2 (Permitted Payments of Mezzanine Debt), until after the Priority Senior Discharge Date:

          (a) no Obligor will, and each Obligor will procure that none of its Subsidiaries will, make, and no Mezzanine Finance Party will receive, any payment or distribution of any kind whatsoever in respect or on account of the Mezzanine Debt; and

          (b) no Obligor will, and each Obligor will procure that none of its Subsidiaries will, create or permit to subsist, and no Mezzanine Finance Party will receive from any Group Company, any Security Interest over any asset of any Group Company or give or permit to subsist any guarantee in respect of any part of the Mezzanine Debt other than under the Mezzanine Security Documents or the Mezzanine Loan Agreement,

          in each case, without the prior consent of the Facility Agent.

6.2       Permitted Payments of Mezzanine Debt

          (a) Subject to clause 6.5 (Suspension of Permitted Payments of Mezzanine Debt), the Obligors may pay interest on the principal amount of the Mezzanine Debt together with any other amounts (including legal fees and taxes and all fees payable under clause 14 (Fees, Expenses and Stamp Duties) of the Mezzanine Loan Agreement) but not including any element of principal) under the Mezzanine Finance Documents (as in force at the date of this deed subject to any amendments which are permitted by this deed).

          (b) The Parent may prepay principal amounts of the Mezzanine Debt in accordance with clause 10.1 (Voluntary Prepayment) of the Mezzanine Loan Agreement (a "Mezzanine Prepayment") provided the following conditions are satisfied:

                    (i) no Default under any of the Senior Finance Documents has occurred and is continuing or would occur as a result of making the Mezzanine Prepayment;

                    (ii) only one Mezzanine Prepayment may be made in each Financial Year;

                    (iii) the Parent has delivered a duly completed Mezzanine Prepayment Notice to the Facility Agent and the Mezzanine Facility Agent in accordance with clause 6.3(a) (Mezzanine Prepayment Notice) together with the documents referred to in clause 6.3;

                    (iv) the Mezzanine Prepayment is made no earlier than 10 Business Days after the delivery of the Mezzanine Prepayment Notice in accordance with clause 6.3 (Mezzanine Prepayment Notice);

                    (v) the documents delivered with the Mezzanine Prepayment Notice demonstrate to the satisfaction of the Facility Agent and the Mezzanine Facility Agent (both acting reasonably) that the financial tests specified in clause 6.4 (Financial Tests) (the "Financial Tests") are satisfied in relation to that Mezzanine Prepayment;

                    (vi) no Mezzanine Prepayment shall be permitted on or before the date the Annual Accounts in respect of the Financial Year ending 31 December 2005 are delivered; and

                    (vii) the maximum amount of the Mezzanine Prepayment that may be made (if any) during the Financial Year ending 31 December 2006 shall be equal to:

                              365 - A
                              -------  xB
                                365

                              where A is the numbers of complete days that have elapsed from and including 1 January 2003 up to the Unconditional Date and B is the maximum Mezzanine Prepayment that would be permitted by clause 6.4(a) (Financial Tests) but for this sub-clause 6.2(vii).

6.3       Mezzanine Prepayment Notice

          (a) The Parent shall give written notice of its intention to make a Mezzanine Prepayment (the "Mezzanine Prepayment Notice") which notice shall be delivered to the Facility Agent and the Mezzanine Facility Agent together with the Annual Accounts in relation to the immediately preceding Financial Year delivered in accordance with clause 20.10(c)(i) of the Senior Credit Agreement and 18.10(c)(i) of the Mezzanine Loan Agreement;

          (b)       Each Mezzanine Prepayment Notice shall attach:

                    (i) the latest Operating Budget (looking forward to a date which is at least 6 months after the date on which the Mezzanine Prepayment is proposed to be made) updated to reflect the actual trading results recorded since the Operating Budget was last delivered in accordance with clause 20.10(c)(iii) of the Senior Credit Agreement and 18.10(c)(iii) of the Mezzanine Loan Agreement and revised to reflect any assumptions or forecast performance which have changed since the Operating Budget was last prepared or updated (for the purpose of this clause 6, the "Relevant Budget"); and

                    (ii) calculations in such details as the Facility Agent and the Mezzanine Facility Agent shall reasonably require demonstrating that the Financial Tests are satisfied in relation to the Mezzanine Prepayment stipulated in the Mezzanine Prepayment Notice.

6.4       Financial Tests

          The Parent will satisfy the Financial Tests if:

          (a) the maximum amount of the proposed Mezzanine Prepayment is equal to the lower of:

                    (i) the amount that is applied in prepayment of the Facilities (as defined in the Senior Credit Agreement) under clause 12.6 (Excess Cashflow) of the Senior Credit Agreement in relation to the preceding Financial Year; and

                    (ii) the Senior Cash-Sweep Amount in relation to the preceding Financial Year minus the amount that is applied in prepayment of the Facilities (as defined in the Senior Credit Agreement) under clause 12.6 (Excess Cashflow) of the Senior Credit Agreement in relation to the preceding Financial Year; and

          (b) the financial covenants in clauses 20.13(b) (Leverage Ratio) of the Senior Credit Agreement and clause 18.14(b) (Leverage Ratio) of the Mezzanine Loan Agreement subject to the substitution of the following table in place of the tables in those clauses:

                  Date                                                                Ratio
                  31 March 2005                                                       2.34:1
                  30 June 2005                                                        2.16:1
                  30 September 2005                                                   2.11:1
                  31 December 2005                                                    1.87:1
                  31 March 2006                                                       1.91:1
                  30 June 2006                                                        1.73:1
                  30 September 2006                                                   1.72:1
                  31 December 2006                                                    1.5:1
                  31 March,  30 June,  30 September and 31 December in each year      1.5:1
                  thereafter


                   (1) were  satisfied  on all  Testing  Dates in the  preceding
                  Financial Year and all Testing Dates during the current Financial Year up to the date of the proposed payment and (2) are forecast to be satisfied on all Testing Dates falling in the period covered by the Relevant Budget on the basis that the relevant Mezzanine Prepayment is assumed to be paid on the date specified in the Mezzanine Prepayment Notice and all necessary adjustments (if any) are made to the Relevant Operating Budget to reflect that assumption.

6.5       Suspension of Permitted Payments of Mezzanine Debt

          No payment which would otherwise be permitted under clause 6.2(a) (Permitted Payments of Mezzanine Debt) may be made without the prior consent of the Facility Agent:

          (a)       after the Senior Enforcement Date; or

          (b) subject to paragraph (a), if a Material Senior Default in respect of the Priority Senior Debt (the "Relevant Material Senior Default") has occurred and is continuing and the Mezzanine Facility Agent has received a notice from the Facility Agent specifying the Relevant Material Senior Default and that permitted payments are suspended until the earliest of:

                    (i) the date falling 90 days (if the Relevant Material Senior Default is a Senior Payment Default) or 120 days (if the Relevant Material Senior Default is not a Senior Payment Default) after receipt by the Mezzanine Facility Agent of the relevant notice;

                    (ii) the date on which the Mezzanine Facility Agent receives notice from the Facility Agent that the Relevant Material Senior Default has been waived or remedied;

                    (iii)     the Priority Senior Discharge Date; and

                    (iv) subject to clause 6.10(b) the date on which a Mezzanine Finance Party takes Enforcement Action permitted by clause 6.7 (Permitted Enforcement Action in Relation to Mezzanine Debt).

6.6       Restrictions on Enforcement Action in Relation to Mezzanine Debt

          Subject to clause 6.7 (Permitted Enforcement Action in Relation to Mezzanine Debt), until after the Priority Senior Discharge Date, no Mezzanine Finance Party may take Enforcement Action in relation to any Mezzanine Debt without the prior consent of the Facility Agent.

6.7       Permitted Enforcement Action in Relation to Mezzanine Debt

          The restriction in clause 6.6 (Restrictions on Enforcement Action in Relation to Mezzanine Debt) will not apply to the Mezzanine Finance Parties if:

          (a) an Insolvency Event has occurred and for so long as it is continuing;

          (b) the Senior Lenders or the Facility Agent demand payment of or prematurely declare payable all or part of the Senior Debt owed to them, except that in these circumstances the Mezzanine Finance Parties may only exercise the rights set out in paragraph (a)(I) of the definition of Enforcement Action in clause 1.1 (Definitions);

          (c) the Majority Senior Creditors have enforced or instructed the Security Agent to enforce the security conferred by any Security Document; or

          (d) a Mezzanine Default (the "Relevant Mezzanine Default") has occurred (otherwise than under clauses 19.1(n) (Cross Default) and 19.1(o) (Senior Loan Default) of the Mezzanine Loan Agreement by reason only of a Senior Default) and:

                    (i) the Facility Agent has received notice of that default from the Mezzanine Facility Agent;

                    (ii) a period of not less than 90 days (if the Relevant Mezzanine Default is a Mezzanine Payment Default) and 120 days (if the Relevant Mezzanine Default is not a Mezzanine Payment Default) has passed from the date of receipt by the Facility Agent of the relevant default notice (a "Standstill Period"); and

                    (iii) at the end of the relevant Standstill Period, the Relevant Mezzanine Default is continuing and has not been waived by the Majority Mezzanine Lenders.

6.8       Subsequent Mezzanine Defaults

          The Mezzanine Finance Parties will have the right to take Enforcement Action under clause 6.7 (Permitted Enforcement Action in Relation to Mezzanine Debt) in relation to a Relevant Mezzanine Default notwithstanding that, at the time referred to in clause 6.7(d)(iii) (Permitted Enforcement Action in Relation to Mezzanine Debt) or at any later time, another Standstill Period has commenced as a result of a further Mezzanine Default.

6.9       Financial Covenant Defaults

          For the purposes of clause 6.7(d)(iii) (Permitted Enforcement Action in Relation to Mezzanine Debt), if the Relevant Mezzanine Default arose as a result of a breach of clause 18.14 (Financial Covenants) of the Mezzanine Loan Agreement, it will be deemed remedied if Parent has re-established compliance with all the provisions of clause 18.14 (Financial Covenants) as at the next Testing Date (as defined in the Mezzanine Loan Agreement). For the avoidance of doubt, nothing in this clause 6.9 will prevent the Mezzanine Finance Parties from implementing the provisions of clause 6.7 (Permitted Enforcement Action in Relation to Mezzanine Debt) in respect of subsequent breaches of clause 18.14 (Financial Covenants) occurring after such full compliance has been re-established.

6.10      Turnover of Mezzanine Debt

          If at any time on or before the Priority Senior Discharge Date:

(a) any Mezzanine Finance Party receives or recovers a payment or distribution of any kind whatsoever in respect or on account of any Mezzanine Debt which is not permitted by clause 6.2 (Permitted Payments of Mezzanine Debt);

(b) any Mezzanine Finance Party receives or recovers proceeds pursuant to any Enforcement Action;

(c) any Group Company makes any payment or distribution of any kind whatsoever in relation to the purchase or other acquisition of any Mezzanine Debt; or

(d) any Mezzanine Debt is discharged by set-off, combination of accounts or otherwise,

          the recipient or beneficiary of that payment, distribution, set-off or combination will promptly pay all amounts and distributions received to the Security Agent for application under clause 14.1 (Application) after deducting the costs, liabilities and expenses (if any) reasonably incurred in recovering or receiving that payment or distribution and, pending that payment, will hold those amounts and distributions on trust for the Security Agent.

6.11      No Reduction or Discharge

          As between the Obligors and the Mezzanine Finance Parties, the Mezzanine Debt will be deemed not to have been reduced or discharged to the extent of any payment or distribution to the Security Agent under clause 6.10 (Turnover of Mezzanine Debt).

6.12      Indemnity

          The Obligors will fully indemnify each Mezzanine Finance Party upon demand for the amount of any payment or distribution to the Security Agent under clause 6.10 (Turnover of Mezzanine Debt).

6.13      Subrogation of Mezzanine Lenders

(a) If the Senior Debt is wholly or partially paid out of any proceeds received in respect or on account of the Mezzanine Debt owing to one or more of the Mezzanine Finance Parties, those Mezzanine Finance Parties will to that extent be subrogated to the rights of the Senior Lenders in respect of the Senior Debt so paid, including all Security Interests and guarantees for that Senior Debt, but the Mezzanine Finance Parties may not exercise those subrogation rights on or before the Senior Discharge Date without the prior consent of the Facility Agent.

(b) Each Senior Finance Party will give such assistance to the Mezzanine Finance Parties as the Mezzanine Facility Agent and/or the Security
          Agent  may   reasonably   require  in   exercising
          those rights of subrogation, provided that each such Senior Finance Party is indemnified on demand to its reasonable satisfaction by the Mezzanine Finance Parties against any costs, expenses and liabilities that it incurs in relation to giving that assistance.

6.14      Amendments to Mezzanine Finance Documents

          Until after the Senior Discharge Date, no Obligor nor any Mezzanine Finance Party will, without the prior consent of the Facility Agent:

          (a) agree to or take any action which would increase the rate of interest payable under any Mezzanine Finance Document or otherwise increase the cost to the Obligors of the Mezzanine Debt other than as contemplated by the terms of the Mezzanine Loan Agreement as at the date of this deed (including under clauses 12 (Taxes) and 13 (Change in Circumstances) of the Mezzanine Loan Agreement);

          (b) change the basis on which interest or other amount (including fees) is calculated under any Mezzanine Finance Document, other than as a result of minor procedural or administrative changes arising in the ordinary course of the administration of the Mezzanine Debt;

          (c) agree to or take any action which would make any principal or interest or other amount payable under any Mezzanine Finance Document on a date earlier or more frequently than that provided in the relevant Mezzanine Finance Document at the date of this deed, other than (i) as a result of minor procedural or administrative changes arising in the ordinary course of the administration of the Mezzanine Debt (ii) Enforcement Action permitted in accordance with clause 6.7 (Permitted Enforcement Action in Relation to Mezzanine
                    Debt);

          (d) agree to or take any action to amend any Mezzanine Finance Document which would result in any Obligor being subject to more onerous obligations (including financial covenants) as a whole than those existing at the date of this deed or which would conflict with any provision of this deed; or

          (e)       charge,   assign  or  otherwise   transfer   rights   and/or
                    obligations under any Mezzanine Finance Document, unless simultaneously with that charge, assignment or transfer the relevant transferee agrees to be bound by the provisions of this deed by entering into a Creditor Accession Deed.

7.        BRIDGING DEBT

7.1       Prohibited  Payments,  Guarantees and Security in Relation to Bridging
          Debt

          Subject to clause 7.2 (Permitted Payments of Bridging Debt), until after the Final Discharge Date:

          (a) no Obligor will, and each Obligor will procure that none of its Subsidiaries will, make, and the Bridging Lender will not receive, any payment or distribution of any kind whatsoever in respect or on account of the Bridging Debt; and

          (b) no Obligor will, and each Obligor will procure that none of its Subsidiaries will, create or permit to subsist, and the Bridging Lender will not receive from any Group Company, any Security Interest over any asset of any Group Company or give or permit to subsist any guarantee in respect of any part of the Bridging Debt, in each case, without the prior consent of:

                    (i)       the  Facility  Agent  and the  Mezzanine  Facility
                              Agent  (if  on  or  before  the  Priority   Senior
                              Discharge Date);

                    (ii) the Facility Agent (if there is any Deferred Senior Debt) and the Mezzanine Facility Agent (if after the Priority Senior Discharge Date and on or before the Mezzanine Discharge Date); and

                    (iii) the Facility Agent (if there is any Deferred Senior Debt), after the Mezzanine Discharge Date and on or before the Final Discharge Date.

7.2       Permitted Payments of Bridging Debt

          Loan Noteco may:

          (a) repay the principal amount of the Bridging Debt in accordance with the terms of clause 5 (Repayment) of the Alchemy Bridge Facility Agreement (as in force at the date of this deed subject to any amendments which are permitted by this deed) together with any interest that has accrued thereon provided that any such repayment may only be made either (1) with Alchemy Undertaking Proceeds or (2) in accordance with clause 17 (Loan Notes) of the Alchemy Bridge Facility Agreement (as in force at the date of this deed subject to any amendments which are permitted by this deed) as a result of the issue of subordinated unsecured guaranteed discounted loan notes;

          (b) subject to no Default having occurred and continuing, pay interest in accordance with clause 6 (Interest) of the of the Alchemy Bridge Facility Agreement (as in force at the date of this deed subject to any amendments which are permitted by this deed); and

          (c) pay fees in accordance with the Fees letter as defined in the Alchemy Bridge Facility Agreement (as in force at the date of this deed subject to any amendments which are permitted by this deed).

7.3       Restrictions on Enforcement Action in Relation to Bridging Debt

          Subject to clause 7.4 (Permitted Enforcement Action in Relation to Bridging Debt), until after the Final Discharge Date, the Bridging Lender may not take Enforcement Action in relation to any Bridging Debt without the prior consent of:

          (i) the Facility Agent and the Mezzanine Facility Agent (if on or before the Priority Senior Discharge Date);

          (ii) the Facility Agent (if there is any Deferred Senior Debt) and the Mezzanine Facility Agent (if after the Priority Senior Discharge Date and on or before the Mezzanine Discharge Date); and

          (iii) the Facility Agent (if there is any Deferred Senior Debt), after the Mezzanine Discharge Date and on or before the Final Discharge Date.

7.4       Permitted Enforcement Action in Relation to Bridging Debt

          The restriction in clause 7.3 (Restrictions on Enforcement Action in Relation to Bridging Debt) will not apply if the Bridging Lender demands payment of or prematurely declare payable all or part of the Bridging Debt owed to it in accordance with the terms of clause 11 (Events of Default) of the Alchemy Bridge Facility Agreement (as in force at the date of this deed subject to any amendments which are permitted by this deed), except that in these circumstances the Bridging Lender may only exercise the rights set out in paragraph
          (a)(i) of the definition of Enforcement Action in clause 1.1 (Definitions).

7.5       Turnover of Bridging Debt

          If at any time on or before the Final Discharge Date:

          (a) the Bridging Lender receives or recovers a payment or distribution of any kind whatsoever in respect or on account of any Bridging Debt which is not permitted by clause 7.2 of (Permitted Payments of Bridging Debt);

          (b) the Bridging Lender receives or recovers proceeds pursuant to any Enforcement Action;

          (c) any Group Company makes any payment or distribution of any kind whatsoever in relation to the purchase or other acquisition of any Bridging Debt; or

          (d) any Bridging Debt is discharged by set-off, combination of accounts or otherwise,

          the recipient or beneficiary of that payment, distribution, set-off or combination will promptly pay all amounts and distributions received to the Security Agent for application under clause 14.1 (Application) after deducting the costs, liabilities and expenses (if any) reasonably incurred in recovering or receiving that payment or distribution and, pending that payment, will hold those amounts and distributions on trust for the Security Agent.

7.6       No Reduction or Discharge

          As between the Obligors and the Bridging Lender, the Bridging Debt will be deemed not to have been reduced or discharged to the extent of any payment or distribution to the Security Agent under clause 7.5 (Turnover of Bridging Debt).

7.7       Indemnity

          The Obligors will fully indemnify the Bridging Lender upon demand for the amount of any payment or distribution to the Security Agent under clause 7.5 (Turnover of Bridging Debt).

7.8       No Subrogation of the Bridging Lender

          The Bridging Lender will not in any circumstances be subrogated to any right of the Senior Lender or the Mezzanine Lenders or any Security Interest or guarantee arising under the Finance Documents.

7.9       Amendments to the Alchemy Bridge Facility Agreement

          No Obligor nor the Bridging Lender will, at any time, on or before the Final Discharge Date:

          (a) agree to or take any action which would make any principal, interest, distribution or other sum payable under the Alchemy Bridge Facility Agreement on a date earlier or more frequently than that provided in the Alchemy Bridge Facility Agreement at the date of this deed;

          (b) agree to or take any action to amend the Alchemy Bridge Facility Agreement which would result in any Obligor being subject to more onerous obligations (including financial covenants) as a whole than those existing at the date of this deed or which would conflict with any provision of this deed; or

          (c)       charge,   assign  or  otherwise   transfer   rights   and/or
                    obligations under the Alchemy Bridge Facility Agreement,

          in each case without the prior consent of:

                    (i)       the  Facility  Agent  and the  Mezzanine  Facility
                              Agent  (if  on  or  before  the  Priority   Senior
                              Discharge Date);

                    (ii) the Facility Agent (if there is any Deferred Senior Debt) and the Mezzanine Facility Agent (if after the Priority Senior Discharge Date and on or before the Mezzanine Discharge Date); and

                    (iii) the Facility Agent (if there is any Deferred Senior Debt), after the Mezzanine Discharge Date and on or before the Final Discharge Date.

8.        INVESTOR DEBT

8.1      Prohibited Payments, Guarantees and Security of Investor Debt

          Subject to clause 8.2 (Permitted Payments of Investor Debt), until after the Final Discharge Date:

          (a) no Obligor will, and each Obligor will procure that none of its Subsidiaries will, make, and no Investor will receive, any payment or distribution of any kind whatsoever in respect or on account of the Investor Debt; and

          (b) no Obligor will, and each Obligor will procure that none of its Subsidiaries will, create or permit to subsist, and no Investor will receive from any Group Company, any Security Interest over any asset of any Group Company or give or permit to subsist any guarantee in respect of any part of the Investor Debt, in each case, without the prior consent of:

                    (i)       the  Facility  Agent  and the  Mezzanine  Facility
                              Agent  (if  on  or  before  the  Priority   Senior
                              Discharge Date);

                    (ii) the Facility Agent (if there is any Deferred Senior Debt) and the Mezzanine Facility Agent (if after the Priority Senior Discharge Date and on or before the Mezzanine Discharge Date);

                    (iii) the Facility Agent (if there is any Deferred Senior Debt), after the Mezzanine Discharge Date and on or before the Final Discharge Date; and

                    (iv) the Bridging Lender (if on or before the Bridging Discharge Date).

8.2       Permitted Payments of Investor Debt

          (a) The Obligors may pay fees and out of pocket expenses (and any VAT thereon) payable to the Investors and/or directors nominated by them in accordance with clauses 3.2 and 7.3 of the Investment Agreement as in force at the date of this deed;

          (b) The Parent may apply the whole or any part of the Individual's Loan in accordance with clause 3.3 (Subscription Monies/Capitalisation of Individual's Loan) of the Underwriting Agreement (in the agreed form) and may repay to the Individual any part of the Individual's Loan in accordance with clause 3.4 (Repayment of Individual's Loan) of the Underwriting Agreement (in the agreed form); and

          (c) Subject to no Default having occurred and continuing, the Parent may pay fees to the Individual in accordance with clause 8 (Commission) of the Underwriting Agreement (in the agreed form).

8.3       Restrictions on Enforcement Action in Relation to Investor Debt

          Until after the Final Discharge Date and the Bridging Discharge Date have occurred, no Investor may take Enforcement Action in relation to any Investor Debt without the prior consent of:

          (a) the Facility Agent and the Mezzanine Facility Agent (if on or before the Priority Senior Discharge Date);

          (b) the Facility Agent (if there is any Deferred Senior Debt) and the Mezzanine Facility Agent (if on or before the Mezzanine Discharge Date);

          (c) the Facility Agent (if there is any Deferred Senior Debt), after the Mezzanine Discharge Date and on or before the Final Discharge Date; and

          (d)       the Bridging Lender (if on or before the Bridging  Discharge
                    Date).

8.4      Turnover of Investor Debt

          If at any time on or before the Final Discharge Date and the Bridging Discharge Date have occurred:

          (a) any Investor receives or recovers a payment or distribution of any kind whatsoever in respect or on account of any Investor Debt which is not permitted by clause 8.2 (Permitted Payments of Investor Debt);

          (b) any Investor receives or recovers proceeds pursuant to any Enforcement Action;

          (c) any Group Company makes any payment or distribution of any kind whatsoever in respect or on account of the purchase or other acquisition of any Investor Debt; or

          (d) any Investor Debt is discharged by set-off, combination of accounts or otherwise,

          the recipient or beneficiary of that payment, distribution, set-off or combination will promptly pay all amounts and distributions received to the Security Agent for application under clause 14.1 (Application) after deducting the costs, liabilities and expenses (if any) reasonably incurred in recovering or receiving that payment or distribution and, pending that payment, will hold those amounts and distributions on trust for the Security Agent.

8.5       No Reduction or Discharge

          As between the Obligors and the Investors, the Investor Debt will be deemed not to have been reduced or discharged to the extent of any payment or distribution to the Security Agent under clause 8.4 (Turnover of Investor Debt).

8.6       Indemnity

          The Obligors will fully indemnify each Investor upon demand for the amount of any payment or distribution to the Security Agent under clause 8.4 (Turnover of Investor Debt).

8.7       No Subrogation of Investors

          The Investors will not in any circumstances be subrogated to any right of the Senior Lenders or the Mezzanine Lenders or any Security Interest or guarantee arising under the Finance Documents.

8.8       Amendments to Investor Documents

          No Obligor nor any Investor will, at any time, on or before the Final Discharge Date:

          (a) agree to or take any action which would make any principal, interest, distribution or other sum payable under any Investor Document on a date earlier or more frequently than that provided in the relevant Investor Document at the date of this deed;

          (b) agree to or take any action to amend any Investor Document which would result in any Obligor being subject to more onerous obligations (including financial covenants) as a whole than those existing at the date of this deed or which would conflict with any provision of this deed; or

          (c) charge, assign or otherwise transfer rights and/or obligations under any Investor Document, unless simultaneously with that charge, assignment or transfer the relevant transferee agrees to be bound by the provisions of this deed by entering into a Creditor Accession Deed, in each case without the prior consent of:

                    (i)       the  Facility  Agent  and the  Mezzanine  Facility
                              Agent  (if  on  or  before  the  Priority   Senior
                              Discharge Date);

                    (ii) the Facility Agent (if there is any Deferred Senior Debt) and the Mezzanine Facility Agent (if on or before the Mezzanine Discharge Date);

                    (iii) the Facility Agent (if there is any Deferred Senior Debt), after the Mezzanine Discharge Date and on or before the Final Discharge Date; and

                    (iv) the Bridging Lender (if on or before the Bridging Discharge Date).

9.        INTRA-GROUP DEBT

9.1       Prohibited Payments, Guarantees and Security of Investor Debt

          Subject to clause 9.2 (Permitted Payments of Intra-Group Debt), until after the Final Discharge Date:

          (a) no Obligor will, and each Obligor will procure that none of its Subsidiaries will, make, and no Intra-Group Creditor will receive, any payment or distribution of any kind whatsoever in respect or on account of the Intra-Group Debt; and

          (b) no Obligor will, and each Obligor will procure that none of its Subsidiaries will, create or permit to subsist, and no Intra-Group Creditor will receive from any Group Company, any Security Interest over any asset of any Group Company or give or permit to subsist any guarantee in respect of any part of the Intra-Group Debt, in each case without the prior consent of:

                    (i)       the  Facility  Agent  and the  Mezzanine  Facility
                              Agent  (if  on  or  before  the  Priority   Senior
                              Discharge Date);

                    (ii) the Facility Agent (if there is any Deferred Senior Debt) and the Mezzanine Facility Agent (if on or before the Mezzanine Discharge Date); and

                    (iii) the Facility Agent (if there is any Deferred Senior Debt), after the Mezzanine Discharge Date and on or before the Final Discharge Date.

9.2       Permitted Payments of Intra-Group Debt

          Subject to clause 9.3 (Suspension of Permitted Payments of Intra-Group
          Debt), a Group Company may pay interest on, repay or prepay principal of or make any other payment due in respect of any Intra-Group Debt and an Intra-Group Creditor may receive any such sum, provided that:

          (a) in the case of Designated Intra-Group Debt, the payment is by Parent to Loan Noteco to enable Loan Noteco make a payment to the Investors permitted by clause 8.2 (Permitted Payments of Investor Debt) within seven days and is so applied;

          (b) in the case of any other Intra-Group Debt, the Intra-Group Creditor which is the recipient of the relevant payment has created Security Interests over its book debts and cash balances and has granted a guarantee in each case in favour:

                    (i)       the  Senior  Finance  Parties,   if  the  relevant
                              payment is on or before the Priority Senior Discharge Date;

                    (ii) the Mezzanine Finance Parties, if the relevant payment is after the Priority Senior Discharge Date and on or before the Mezzanine Discharge Date; or

                    (iii)     the  Senior  Finance  Parties,   if  the  relevant
                              payment is after the Mezzanine Discharge Date and on or before the Deferred Senior Discharge Date.

9.3      Suspension of Permitted Payments of Intra-Group Debt

          No payment which would otherwise be permitted under clause 9.2 (Permitted Payments of Intra-Group Debt) may be made after the occurrence of a Senior Default or a Mezzanine Default without the prior consent of:

          (a) the Facility Agent (if on or before the Priority Senior Discharge Date);

          (b) the Mezzanine Facility Agent (if after the Priority Senior Discharge Date and on or before the Mezzanine Discharge
                    Date); or

          (c) the Facility Agent (if there is any Deferred Senior Debt and if after the Mezzanine Discharge Date and on or before the Deferred Senior Discharge Date),

          if the relevant Agent has notified Parent that it is suspending the right of Group Companies to make payments in respect of Intra-Group Debt.

9.4       Restriction on Enforcement Action of Intra-Group Debt

          Until after the Final Discharge Date:

          (a) no Intra-Group Creditor may take Enforcement Action in relation to any Intra-Group Debt without the prior consent of:

                    (i) the Facility Agent (if on or before the Priority Senior Discharge Date);

                    (ii)      the  Mezzanine   Facility   Agent  (if  after  the
                              Priority Senior Discharge Date and on or before the Mezzanine Discharge Date); or

                    (iii) the Facility Agent (if there is any Deferred Senior Debt and if after the Mezzanine Discharge Date and on or before the Deferred Senior Discharge Date); and

(b) each Intra-Group Creditor will take any Enforcement Action in relation to the Intra-Group Debt which the Security Agent directs it to take.

9.5       Turnover of Intra-Group Debt

          If at any time on or before the Final Discharge Date:

          (a) any Intra-Group Creditor receives or recovers a payment or distribution of any kind whatsoever in respect of or on account of any Intra-Group Debt which is not permitted by clause 9.3 (Permitted Payments of Intra-Group Debt);

          (b) any Intra-Group Creditor receives or recovers proceeds pursuant to any Enforcement Action;

          (c) any Group Company makes any payment or distribution of any kind whatsoever in respect or on account of the purchase or other acquisition of any Intra-Group Debt; or

          (d) any Intra-Group Debt is discharged by set-off, combination of accounts or otherwise,

          the recipient or beneficiary of that payment, distribution, set-off or combination will promptly pay all amounts received and distributions received to the Security Agent for application under clause 14.1 (Application) after deducting the costs, liabilities and expenses (if any) reasonably incurred in recovering or receiving that payment or distribution and, pending that payment, will hold those amounts and distributions on trust for the Security Agent.

9.6       No Subrogation of Intra-Group Creditors

          The Intra-Group Creditors will not in any circumstances be subrogated to any right of the Senior Lenders or the Mezzanine Lenders or any Security Interest or guarantee arising under the Finance Documents.

10.       PRIORITY OF SECURITY

10.1      Senior Debt and Mezzanine Debt

          All security conferred on the Finance Parties by the Security Documents will for all purposes and at all times:

          (a) secure the Priority Senior Debt in priority to the Mezzanine Debt; and

          (b) secure the Mezzanine Debt in priority to the Deferred Senior Debt; and

          (c)       rank as security for:

                    (i) the Priority Senior Debt in priority to the security for the Mezzanine Debt; and

                    (ii) the Mezzanine Debt in priority to the security for the Deferred Senior Debt,

          regardless of the date or order of registration or execution of the relevant Security Document.

10.2      Hedging Liabilities

          (a) The security constituted by the Security Documents shall secure the Hedging Liabilities and the remainder of the Priority Senior Debt on a pari passu basis;

          (b) Without prejudice to the generality of paragraph (a) of this clause 10.2, during the continuance of this deed, the Security Documents and the Hedging Debenture shall in all respects rank pari passu without preference for one over the other as if each had been created on the same date and at the same time and enjoyed equal priority;

          (c) The order of priority set out at paragraphs (a) and (b) of this clause 10.2 shall apply notwithstanding:

                    (i) the order of registration, notice or execution of any of the Security Documents;

                    (ii) the creation in favour of any Obligor of any further additional security over the undertaking, properties or assets of the Obligors (or any of them) or any asset which is in any Security Document subject to a floating charge becoming subject to a security which is a fixed charge or a crystallised floating charge;

                    (iii) any fluctuation in the amounts from time to time owing to any of the Finance Parties; or

                    (iv) any contrary provision of the Finance Documents or the Hedging Agreements.

11.       ENFORCEMENT OF SECURITY

11.1      Enforcement on or before Priority Senior Discharge Date

          Subject to clause 11.4(b) until after the Priority Senior Discharge Date, the Security Agent shall act in relation to the Security Documents (and in relation to clauses 9.3 (Suspension of Permitted Payments of Intra-Group Debt) and 9.4 (Restriction on Enforcement Action of Intra-Group Debt)) in accordance with the instructions of the Majority Senior Creditors which shall override any conflicting instructions given by or on behalf of the Majority Mezzanine Lenders, provided that where, under clause 6.5 (Permitted Enforcement Action in Relation to Mezzanine Debt) the Mezzanine Finance Parties are permitted to take Enforcement Action and the Senior Finance Parties have taken no Enforcement Action in relation to the Security Documents, the Security Agent shall act in accordance with the instructions of the Majority Mezzanine Lenders in relation to the Security Documents.

11.2      Enforcement after Priority Senior Discharge Date

          Subject to clause 11.4(b) after the Priority Senior Discharge Date and until after the Mezzanine Discharge Date, the Security Agent shall act in relation to the Security Documents (and in relation to clauses 9.3 (Suspension of Permitted Payments of Intra-Group Debt) and 9.4 (Restriction on Enforcement Action in Relation to Intra-Group Debt)) in accordance with the instructions of the Majority Mezzanine Lenders which shall override any conflicting instructions given by or on behalf of the Majority Senior Creditors, provided that where, under clause 4.7 (Permitted Enforcement Action in Relation to Deferred
          Senior Debt) the Senior Finance Parties are permitted to take Enforcement Action in relation to Deferred Senior Debt and the Mezzanine Finance Parties have taken no Enforcement Action in relation to the Security Documents, the Security Agent shall act in accordance with the instructions of the Majority Senior Creditors in relation to the Security Documents.

11.3      Enforcement after Mezzanine Discharge Date

          Subject to clause 11.4(b) after the Mezzanine Discharge Date and until after the Deferred Senior Discharge Date, the Security Agent shall act in relation to the Security Documents (and in relation to clauses 9.3 (Suspension of Permitted Payments of Intra-Group Debt) and 9.4 (Restriction on Enforcement Action in Relation to Intra-Group Debt)) in accordance with the instructions of the Majority Senior Creditors.

11.4      Enforcement of Hedging Debenture

          (a) Each Hedging Lender hereby unconditionally agrees with each Finance Party that notwithstanding the terms of the Hedging Agreements, it shall not, save as provided for in sub-paragraph (b) of this clause 11.4 be entitled to take any steps for the purpose of appointment a receiver under any of the Hedging Debenture or otherwise take possession of any of the properties or assets charged by the Hedging Debenture or issue any legal proceedings to enforce them or any of them without the prior written consent of the Security Agent acting on the instructions of the Majority Senior Creditors or where, under clause 6.7 (Permitted Enforcement Action in Relation to Mezzanine Debt) the Mezzanine Finance Parties have taken Enforcement Action in relation to the Security Documents and the Senior Finance Parties have not taken any Enforcement Action, on the instructions of the Majority Mezzanine Lenders.

          (b) Each of the Finance Parties hereby agrees that on the Appointment Date and at any time while the appointment of an examiner to any Obligor continues the Hedging Lenders may give or refrain from giving instructions to the Security
                    Agent to enforce or refrain from enforcing the security constituted by the Hedging Debenture provided that all proceeds of any enforcement of the security constituted by the Hedging Debenture shall be paid to the Security Agent and held by it for distribution in accordance with clause 14 (Application of Recoveries).

          (c) With effect from the Appointment Date, each Hedging Lender shall comply with any directions of the Security Agent (acting on the instructions of the Majority Senior Creditors or where, under clause 6.5 (Permitted Enforcement Action in Relation to Mezzanine Debt) the Mezzanine Finance Parties are permitted to take Enforcement Action in relation to the Security Documents Documents and the Senior Finance Parties have not taken any Enforcement Action, acting on the instructions of the Majority Mezzanine Lenders) in voting for or against or accepting or rejecting:

                    (i) any scheme of arrangement proposed in relation to an Obligor; or

                    (ii) any rescheduling, refinancing, reorganisation or stand-still agreement in respect of any Obligor.

11.5      Exemption

          No Senior Finance Parties shall be responsible to the Mezzanine Finance Parties, the Bridging Lender or the Investors, and no Mezzanine Finance Party shall be responsible to the Bridging Lender, the Investors or the Senior Finance Parties and the Bridging Lender shall not be responsible to the Senior Finance Parties, the Mezzanine Finance Parties or the Investors (as the case may be), for any instructions given or not given to the Security Agent, provided in each case they act in good faith.

11.6      Authority of Security Agent

          (a)       If in connection with any Enforcement Action:

                    (i) the Security Agent sells or otherwise disposes of (or proposes to sell or otherwise dispose of) any asset under any Security Document; or

                    (ii) a Group Company sells or otherwise disposes of (or proposes to sell or otherwise dispose of) any asset at the request of the Security Agent,

                    the Security Agent is hereby authorised by each Creditor and Intra-Group Creditor:

                    (A) to release in any manner whatsoever any Security Interest created by the Security Documents over the relevant asset; and

                    (B) (if the relevant asset comprises all of the shares in the capital of a Group Company) to release in any manner whatsoever that Group Company from all past, present and future liabilities (both actual and contingent) and/or the obligations in its capacity as a guarantor or borrower of the whole or any part of the Debt and to release any Security Interest granted by that Group Company over any asset under any Security Document.

          (b) Each Creditor and Intra-Group Creditor hereby undertakes in favour of the Security Agent to execute any releases or other documents and take any action which the Security Agent may reasonably require in order to give effect to the provisions of clause 11.4(a).

          (c) The release of any Group Company as contemplated in clause 11.4(a) will not affect or otherwise reduce the obligations and/or liabilities of any other Group Company to the Creditors or Intra-Group Creditors.

12.       OPTION TO PURCHASE

12.1      Purchase Option

          If a Senior Declared Default has occurred and the Senior Finance Parties have instigated any formal steps to enforce any guarantees and security granted under any of the Security Documents, the Mezzanine Facility Agent may, on giving no less than ten Business Days' notice to the Facility Agent at any time after the first anniversary of the date of this deed, at the expense of the Mezzanine Lenders (but subject to first having obtained all necessary approvals from the Mezzanine Lenders) purchase or procure the purchase by a person nominated by the Mezzanine Lenders of all (but not part only) of the rights and obligations of the Senior Finance Parties under the Senior Finance Documents in relation to the Priority Senior Debt by way of transfers under clause 27.2 (Assignments and Transfers by Lenders) of the Senior Credit Agreement.

12.2      Terms of Purchase

          Any such purchase shall take effect on the following terms:

          (a) payment in full in cash of an amount equal to the Priority Senior Debt outstanding as at the date that amount is to be paid;

          (b) payment in full in cash of the amount which each Senior Finance Party certifies to be necessary to compensate it for any loss on account of funds borrowed, contracted for or utilised to fund any amount included in the Priority Senior Debt resulting from the receipt of that payment otherwise than on the last day of an Interest Period in relation thereto;

          (c) after the transfer, no Senior Finance Party will be under any actual or contingent liability to any Obligor or any other person under this deed or any Senior Finance Document in relation to any Priority Senior Debt for which it is not holding cash collateral in an amount and established on terms reasonably satisfactory to it;

          (d) an indemnity is provided from each Mezzanine Lender (or from another third party acceptable to all Senior Finance Parties) in a form satisfactory to each Senior Finance Party in respect of all losses which may be sustained or incurred by any Senior Finance Party in consequence of any sum received or recovered by any Senior Finance Party from any Obligor or any Mezzanine Lender or other person being required (or it being alleged that it is required) to be paid back by or clawed back from any Senior Finance Party for any reason whatsoever, provided that where it is demonstrated to the reasonable satisfaction of the Facility Agent that those losses could not have been recovered in full by the relevant Senior Finance Party under the Senior Finance Documents that transfer had not been made, that indemnity shall not extend to the shortfall; and

          (e) the relevant transfer shall be without recourse to, or warranty from, the Senior Finance Parties, except that each Senior Finance Party shall be deemed to have warranted on the date of that transfer that:

                    (i) it is the owner of the beneficial interest, free from all Security Interests and third party interests (other than any arising under the Senior Finance Documents or by operation of law) in all rights and interests under the Senior Finance Documents purporting to be transferred by it by that transfer;

                    (ii)      it  has  the   corporate   power  to  effect  that
                              transfer; and

                    (iii) it has taken all necessary action to authorise the making by it of that transfer.

13.       SUBORDINATION ON INSOLVENCY

13.1      Subordination

          Upon the occurrence of an Insolvency Event in relation to an Obligor, the claims against that Obligor:

          (a) in respect of Mezzanine Debt will be subordinate in right of payment to the claims against that Obligor in respect of Priority Senior Debt; and

          (b) in respect of Deferred Senior Debt will be subordinate in right of payment to the claims against that Obligor in respect of Priority Senior Debt and Mezzanine Debt; and

          (c) in respect of Bridging Debt will be subordinate in right of payment to the claims against that Obligor in respect of Senior Debt and the Mezzanine Debt; and

          (d) in respect of Investor Debt and Intra-Group Debt will be subordinate in right of payment to the claims against that Obligor in respect of Senior Debt, Mezzanine Debt and Bridging Debt.

13.2      Exercise of Rights

          (a) Upon the occurrence of an Insolvency Event in relation to an Obligor, the Security Agent is irrevocably authorised by the Mezzanine Finance Parties (if on or before the Priority Senior Discharge Date), the Senior Finance Parties (if on or before the Mezzanine Discharge Date), the Bridging Lender (if on or before the Final Discharge Date) and by the Investors and the Intra-Group Creditors on their behalf to:

                    (i)       demand, claim, enforce and prove for;

                    (ii) file claims and proofs, give receipts and take all proceedings and do all things which the Security Agent considers reasonably necessary to recover; and

                    (iii) receive distributions of any kind whatsoever in respect or on account of,

                    the Mezzanine Debt, the Deferred Senior Debt, the Bridging Debt, the Investor Debt and/or the Intra-Group Debt due from that Obligor.

          (b) If, for any reason whatsoever, the Security Agent is not entitled to take any such action for the recovery of any such Debt, the Mezzanine Finance Parties, the Senior Finance Parties, the Bridging Lender, the Investors and the Intra-Group Creditors (as the case may be) undertake to take any action and give any notices which the Security Agent reasonably requires from time to time.

13.3      Voting

          (a) Upon the occurrence of an Insolvency Event in relation to an Obligor, the Security Agent may and is irrevocably authorised by the Mezzanine Finance Parties (if on or before the Priority Senior Discharge Date), the Senior Finance Parties (if on or before the Mezzanine Discharge Date), the Bridging Lender (if on or before the Final Discharge Date) and by the Investors and the Intra-Group Creditors on their behalf to exercise all powers of convening meetings, voting and representation in respect of:

                    (i) the Mezzanine Debt (except for meetings of the Mezzanine Finance Parties under the Mezzanine Loan Agreement);

                    (ii) the Deferred Senior Debt (except for meetings of the Senior Finance Parties under the Senior Credit Agreement);

                    (iii)     the Bridging Debt;

                    (iv) the Investor Debt (except for meetings of the Investors under the Investor Documents); and

                    (v)       the Intra-Group Debt,

                    and each Mezzanine Finance Party, Senior Finance Party, Investor and each Intra-Group Creditor and the Bridging Lender will provide all forms of proxy and of representation requested by the Security Agent for that purpose.

          (b) If, for any reason whatsoever, the Security Agent is not entitled to take any such action or exercise any such powers, the Mezzanine Finance Parties, the Senior Finance Parties, the Bridging Lender, the Investors and the Intra-Group Creditors (as the case may be) undertake to take any action and exercise any powers which the Security Agent reasonably requires from time to time.

          (c) Nothing in this clause 13.3 will entitle the Security Agent to exercise or require the Mezzanine Finance Parties, the Senior Finance Parties, the Bridging Lender and/or the Investors (as the case may be) to exercise these powers in order to waive or amend any of the provisions of the Mezzanine Finance Documents, the Senior Finance Documents, the Alchemy Bridge Facility Agreement or the Investor
                    Documents or waive, reduce, discharge, or extend the due date for payment of or reschedule any of the Mezzanine Debt, the Deferred Senior Debt, the Bridging Debt or Investor Debt.

13.4      Distributions

          Upon the occurrence of an Insolvency Event in relation to an Obligor, the trustee in bankruptcy, liquidator, assignee or other person distributing the assets of that Obligor or their proceeds shall be directed by the Mezzanine Finance Parties, the Senior Finance Parties, the Bridging Lender, the Investors and the Intra-Group Creditors (as the case may be) to pay distributions of any kind in relation to the Mezzanine Debt, the Deferred Senior Debt, the Bridging Debt, the Investor Debt and the Intra-Group Debt respectively direct to the Security Agent until the Senior Debt, the Mezzanine

          Debt  and  the  Bridging  Debt  are  paid  in  full   (provided   that
          distributions in relation to the Mezzanine Debt need only be so paid until the Priority Senior Debt is paid in full).

14.      APPLICATION OF RECOVERIES

14.1     Application

           All proceeds of enforcement of the security conferred by the Security Documents, all recoveries by the Security Agent under guarantees of the Debt and all amounts paid to the Security Agent under this deed (whether under the turnover provisions or otherwise) shall be applied in the following order and in each case pro rata to outstanding amounts owing:

          (a) first, in payment of unpaid fees, costs and expenses (including interest on them recoverable under the Security Documents) incurred by or on behalf of the Security Agent (and any receiver, adviser or agent appointed by it) and the remuneration of the Security Agent and its advisers and agents under the Security Documents;

          (b) second, in payment of unpaid costs and expenses incurred by or on behalf of the Senior Finance Parties in connection with enforcement of the Security Documents in relation to the Priority Senior Debt;

          (c)       third,  in payment  to the  Facility  Agent for  application
                    towards  unpaid  and   outstanding   Priority   Senior  Debt
                    (including amounts due to the Facility Agent);

          (d) fourth, in payment of unpaid costs and expenses incurred by or on behalf of the Mezzanine Finance Parties in connection with enforcement of the Security Documents;

          (e) fifth, in payment to the Mezzanine Facility Agent for application towards unpaid and outstanding Mezzanine Debt (including amounts due to the Mezzanine Facility Agent);

          (f) sixth in payment to the Facility Agent for application towards outstanding Deferred Senior Debt; and

          (g) seventh, in payment of unpaid costs and expenses incurred by or on behalf of the Senior Finance Parties in connection with enforcement of the Security Documents in relation to the Deferred Senior Debt (to the extent not already repaid in accordance with (b) above);

          (h) eighth, in payment of unpaid costs and expenses incurred by or on behalf of the Bridging Lender in connection with enforcement of the Alchemy Bridge Loan Agreement and the Alchemy Undertaking;

          (i) ninth, in payment to the Bridging Lender for application towards unpaid and outstanding Bridging Debt; and

          (j) tenth, in payment of the surplus (if any) to the relevant Obligors or other person entitled to it,

          and pending that application shall be held on trust by the Security Agent for the beneficiaries entitled to it.

14.2      Appropriations

          Each Senior Finance Party (until after the Senior Discharge Date), each Mezzanine Finance Party (until after the Mezzanine Discharge
          Date) and the Bridging Lender may (subject in each case to the provisions of this deed and the other Finance Documents and the Alchemy Bridge Facility Agreement):

          (a) apply any moneys received under this deed to any item of account or liability in respect of the Senior Debt, the Mezzanine Debt and/or the Bridging Debt (as the case may be) in any order or manner which it may determine provided that the Priority Senior Debt must be discharged before any application is made to the Deferred Senior Debt; and

          (b) hold any moneys received under this deed in a suspense account (bearing interest at a market rate usual for accounts of that type) unless and until those moneys are sufficient in aggregate in order to bring about the Deferred Senior Discharge Date (provided that when the amount of moneys received in respect of Senior Debt are sufficient to bring about the Priority Senior Discharge Date, that amount shall be applied against the Priority Senior Debt), the Mezzanine Discharge Date or the Bridging Discharge Date (as the case may be).

15.       PROTECTION OF SUBORDINATION

15.1      Continuing Subordination

          The subordination provisions in this deed constitute a continuing subordination and benefit to the ultimate balance of the Senior Debt, the Mezzanine Debt and the Bridging Debt respectively regardless of any intermediate payment or discharge of the Senior Debt, the Mezzanine Debt or the Bridging Debt (as the case may be) in whole or in part.

15.2      Waiver of Defence

          The subordination and priority provisions in this deed will not be affected by any act, omission or circumstance which (but for this provision) may operate to release or otherwise exonerate the Senior Finance Parties, the Mezzanine Finance Parties, the Bridging Lender, the Investors, the Intra-Group Creditors and/or the Obligors from their obligations under this deed or otherwise affect those subordination and priority provisions, including:

          (a) any time or indulgence granted to or composition with any Obligor or any other person;

          (b) the taking, amendment, compromise, renewal or release of or refusal to enforce any rights, remedies or securities against or granted by any Obligor or other Group Company or any other person;

          (c) any legal limitation, disability, incapacity or other circumstance relating to any Obligor or any other person or any amendment to the terms of this deed or any other document or security (including the Finance Documents and the Investor Documents); or

          (d) any fluctuation in or partial repayment or prepayment of the Senior Debt, the Mezzanine Debt or the Bridging Debt.

16.       STATUS OF OBLIGORS

16.1      Obligors' Role

          Each Obligor, Intra-Group Creditor and Investor is party to this deed in order to acknowledge the priorities, rights and obligations set out in this deed and undertakes not to take or agree to take any action which may in any way prejudice or affect the enforcement of the provisions of this deed or do anything which would be inconsistent with any provision of this deed.

16.2      No Rights

          No Obligor, Intra-Group Creditor or Investor shall have any rights under this deed and none of the undertakings in this deed on the part of the Senior Finance Parties or the Mezzanine Finance Parties are given (or deemed to be given) to or for the benefit of any Obligor, Intra-Group Creditor or Investor.

17.       CONSENTS AND WAIVERS UNDER FINANCE DOCUMENTS

17.1      Senior Consents

          If a Senior Finance Party or the Majority Senior Creditors (as the case may be) give a consent or waive a right under or in relation to any Senior Finance Document in circumstances where the relevant Obligor is required to obtain a corresponding consent or waiver under or in relation to the provisions of any Investor Document, that consent or waiver, if given under the relevant Senior Finance Document, shall automatically operate as a consent or waiver (as the case may be) given under the relevant Investor Document.

17.2      Mezzanine Consents

          If a Mezzanine Finance Party or the Majority Mezzanine Lenders (as the case may be) give a consent or waive a right under or in relation to any Mezzanine Finance Document in circumstances where the relevant Obligor is required to obtain a corresponding consent or waiver under or in relation to the provisions of any Investor Document, that consent or waiver, if given under the relevant Mezzanine Finance Document, shall automatically operate as a consent or waiver (as the case may be) given under the relevant Investor Document.

17.3      Bridging Consents

          If the Bridging Lender gives a consent or waives a right under or in relation the Alchemy Bridge Facility Agreement in circumstances where the relevant Obligor is required to obtain a corresponding consent or waiver under or in relation to the provisions of any Investor Document, that consent or waiver, if given under the Alchemy Bridge Facility Agreement, shall automatically operate as a consent or waiver (as the case may be) given under the relevant Investor Document.

18.       REPRESENTATIONS AND WARRANTIES

          Each party to this deed represents and warrants to and for the benefit of each of the other parties to this deed that it:

          (a) is duly established and (if a company) duly incorporated and validly existing with limited liability under the laws of the place of its incorporation and has the power to own its assets and carry on its business;

          (b) has the power and capacity to enter into and comply with its obligations under this deed; and

          (c)       has taken all necessary action:

                    (i) to authorise the entry into and compliance with its obligations under this deed;

                    (ii)      to ensure that its obligations under this deed are
                              valid,   legally   binding  and   enforceable   in
                              accordance with their terms; and

                    (iii) to make this deed admissible in evidence in the courts of England and in the jurisdiction in which it is incorporated.

19.       INFORMATION AND CO-OPERATION

19.1      Defaults

          (a) Each of the Agents will notify the other and the Bridging Lender promptly upon becoming aware of the occurrence of any Default.

          (b) Each party to this deed will notify each Agent, the Bridging Lender and the Investors of any breach of the provisions of this deed promptly upon that party becoming aware of that breach.

19.2      Waiver of Defaults

          Upon the waiver or remedy of a Default in accordance with the Finance Documents, the Facility Agent, the Mezzanine Facility Agent or the Bridging Lender (as the case may be) will promptly notify the other in writing of that waiver or remedy.

19.3      Other Information

          Parent (on behalf of itself and each other Group Company) authorises each Creditor to disclose to each other Creditor all information relating to it or the Group as a whole coming into the possession of that Creditor in connection with any Finance Document, the Alchemy Bridge Facility Agreement or Investor Document (including the respective amounts of Debt outstanding from time to time).

19.4      Co-operation

          Each party to this deed undertakes to use all reasonable endeavours to ensure that any and all Security Interests now or in the future held or obtained from any Group Company in relation to the Senior Debt or the Mezzanine Debt shall be constituted by the Security Documents and held by the Security Agent, in its own name or as agent, for the joint benefit of the Senior Lenders and the Mezzanine Lenders in accordance with their respective priority entitlements set out in this deed. If for any reason it is not possible for any such Security Interests to be held by the Security Agent in that way, the parties shall procure that any alternative holder of security shall, as a condition precedent to its accepting any such Security Interest, adhere to this deed by accepting obligations mutatis mutandis identical in all material respects to those incumbent on the Security Agent under this deed.

19.5      Consultation

          The Agents and the Bridging Lender shall, so far as practicable in the circumstances, consult with each other:

          (a) before taking any formal steps to exercise any remedy against any Group Company or take other Enforcement Action; and

          (b) generally with regard to significant matters affecting the rights of the parties as regulated by this deed, but nothing in this clause 19.5 or elsewhere in this deed will invalidate or otherwise affect any action or step taken without any such consultation.

19.6      Ranking Overseas

          Each party to this deed undertakes to use all reasonable endeavours to ensure that the provisions of this deed as to the relative ranking of priorities and subordination as between the Creditors and the Intra-Group Creditors shall be given effect to in all relevant jurisdictions.

20.       ATTORNEY

20.1      Facility Agent

          Each Mezzanine Finance Party, the Bridging Lender, each Investor and each Intra-Group Creditor irrevocably and by way of security appoints the Facility Agent as its attorney (with full power of substitution and delegation) in its name and on its behalf to do anything which it has authorised the Security Agent to do under this deed and/or is required and legally able to do under this deed but has failed to do.

20.2      Mezzanine Facility Agent

          Each Senior Finance Party, Investor, the Bridging Lender, each Intra-Group Creditor and each Obligor irrevocably and by way of security appoints the Mezzanine Facility Agent as its attorney (with full power of substitution and delegation) in its name and on its behalf to do anything which it has authorised the Mezzanine Facility Agent or the Security Agent to do under this deed and/or is required and legally able to do under this deed but has failed to do, provided that the Mezzanine Facility Agent shall not exercise or purport to exercise that power until after the Priority Senior Discharge Date without the prior consent of the Facility Agent.

20.3      Bridging Lender

          Each Senior Finance Party, Mezzanine Finance Party, Investor, each Intra-Group Creditor and each Obligor irrevocably and by way of security appoints the Bridging Lender as its attorney (with full power of substitution and delegation) in its name and on its behalf to do anything which it has authorised the Bridging Lender or the Security Agent to do under this deed and/or is required and legally able to do under this deed but has failed to do, provided that the Bridging Lender shall not exercise or purport to exercise that power until after the Final Discharge Date without the prior consent of:.

                    (i)       the  Facility  Agent  and the  Mezzanine  Facility
                              Agent  (if  on  or  before  the  Priority   Senior
                              Discharge Date);

                    (ii) the Facility Agent (if there is any Deferred Senior Debt) and the Mezzanine Facility Agent (if after the Priority Senior Discharge Date and on or before the Mezzanine Discharge Date); and

                    (iii) the Facility Agent (if there is any Deferred Senior Debt), after the Mezzanine Discharge Date and on or before the Final Discharge Date.

21.       HEDGING LENDERS

21.1      Identity of Hedging Lenders

          (a) Each Hedging Lender shall be a Senior Lender or an Affiliate of a Senior Lender;

          (b) Parent shall procure that no Group Company shall enter into any Hedging Agreement until the proposed Hedging Lender has entered into a Creditor Accession Deed in that capacity (except where the Hedging Lender is already a party to this deed).

21.2      Hedging Agreement

          Each Hedging Lender will promptly provide to the Security Agent copies of the relevant Hedging Agreement to which it is a party. The Hedging Agreement entered into by the Hedging Lenders shall:

          (a)       be based on the ISDA Master Agreement;

          (b)       include  an   election   that  the   "Second   Method"   (as
                    contemplated in the ISDA Master Agreement) will apply; and

          (c) provide that the relevant Hedging Lender will, if so requested by the Facility Agent under clause (b) (Permitted Enforcement Action in Relation to Hedging Liabilities) following the occurrence of a Senior Declared Default, designate an Early Termination Date or otherwise be entitled to terminate any hedging transaction entered into under the relevant Hedging Agreement.

21.3      Amendments

          No Hedging Lender shall amend or vary the Hedging Agreement to which it is party:

          (a) so that that Hedging Agreement ceases to comply with the requirements of this clause 20; or

          (b) in a manner which is prejudicial to the interests of the Senior Finance Parties under the Senior Finance Documents,

          in each case without the consent of the Security Agent acting on the instructions of the Majority Senior Creditors (for this purpose excluding that Hedging Lender in its capacity as such).

22.       LOSS SHARING

22.1      Normal Recoveries

          The Security Agent will apply all sums to be applied by it against the Senior Debt in accordance with clause 14 (Application of Recoveries).

22.2      Exceptional Recoveries

          (a) If a Senior Lender (a "Recovering Lender") makes a Recovery in respect of any amounts owed by any Obligor otherwise than under clause 22.1 (Normal Recoveries) above:

                    (i) that Recovering Lender shall within three Business Days of receipt notify the Facility Agent and the Security Agent in writing of the amount of such Recovery, the Obligor from which the Recovery was made (the "Relevant Obligor") and when the Recovery was received;

                    (ii) the Security Agent shall then calculate what adjusting payments (if any) are required to be made by the Recovering Lender to the other Senior Lenders in order to ensure that the Recovery is shared amongst all Senior Lenders with Outstandings at the Senior Enforcement Date pro rata to their respective Outstandings; and

                    (iii) the Security Agent shall promptly notify the Recovering Lender and the other Lenders in writing of the amount of such adjusting payments (if any) and how they were calculated.

          (b) Within two Business Days of receipt by the Recovering Lender of the notice referred to in clause 22.2(a)(iii) (Exceptional Recoveries), the Recovering Lender shall pay to the Security Agent the amounts specified in such notice and following receipt the Security Agent shall promptly redistribute such amounts to the Senior Lenders for the purposes specified in clause 21.2(a)(ii) (Exceptional Recoveries) save that the Recovering Lender shall be treated as having already received its share of the relevant redistribution .

22.3      Loss Sharing

          If following:

(a) the procedures set out in clauses 22.1 (Normal Recoveries) and/or 22.2 (Exceptional Recoveries); or

(b) receipt by the Security Agent and the Facility Agent of a request in writing from a Senior Lender after the Senior Enforcement Date,

          it transpires that any portion of the Senior Debt will not be repaid and/or discharged (a "Loss") and that the amount of such Loss is not shared between the Senior Lenders in the proportion that the Senior Commitments of each Senior Lender bears to the Total Commitments as at the Senior Enforcement Date (taking no account for these purposes of any cancellation or reduction in Commitments under the Senior Credit Agreement due to such Enforcement Action), the Senior Lenders shall make such payments amongst themselves (as notified to them by the Security Agent) as are necessary to procure that the Loss is shared between them in such proportion.

22.4     Obligors

          If a Recovering Lender makes a payment to the Security Agent under clause 22.2(b) (Exceptional Recoveries) or any Senior Lender makes a payment under clause 22.3 (Loss Sharing) then to the extent permitted by law:

          (a) the liability of the Relevant Obligor to the relevant Senior Lender shall be increased (or treated as not having been reduced) by an amount equal to the payment so made; and

          (b) the Obligors will indemnify the relevant Senior Lender for all loss it may suffer as a result of making such payment.

          Any indemnity payment received by a Senior Lender under clause 22.4(b) will itself be subject to the provisions of clauses 22.1 (Normal Recoveries) to 22.3 (Loss Sharing) above.

22.5      Currency Calculations

          For the purposes of this clause 22, if any amount needs to be converted into another currency it shall be converted by the Facility Agent at its then prevailing spot rate of exchange.

22.6      Exceptions to Sharing of Recoveries

          Notwithstanding the foregoing provisions of this clause 22, no Recovering Lender will be obliged to share any Recovery which it receives as a result of legal proceedings taken by it to recover any amounts owing to it under the Senior Finance Documents with any other party which has a legal right to, but does not, either join in those proceedings or commence and diligently pursue separate proceedings to enforce its rights in the same or another court (unless the proceedings instituted by the Recovering Lender are instituted by it without prior notice having been given to that other party through the Facility Agent).

22.7      No Security

          The provisions of this clause 22 shall not, and shall not be construed so as to, constitute a charge by any Senior Lender over all or any part of any amount received or recovered by it under any of the circumstances mentioned in this clause 22.

22.8      Senior Credit Agreement

          The provisions of this agreement will apply in place of clause 23 (Pro Rata Payments) of the Senior Credit Agreement as from the Senior Enforcement Date.

23.       MEZZANINE LOSS SHARING

23.1      Normal Recoveries

          The Security Agent will apply all sums to be applied by it against the
          Mezzanine  Debt  in  accordance   with  clause  14   (Application   of
          Recoveries).

23.2      Exceptional Recoveries

          (a) If a Mezzanine Lender (a "Recovering Mezzanine Lender") makes a Mezzanine Recovery in respect of any amounts owed by any Obligor otherwise than under clause 23.1 (Normal Recoveries) above:

                    (i) that Recovering Mezzanine Lender shall within three Business Days of receipt notify the Mezzanine Facility Agent and the Security Agent in writing of the amount of such Mezzanine Recovery, the Obligor from which the Mezzanine Recovery was made (the "Relevant Obligor") and when the Mezzanine Recovery was received;

                    (ii) the Security Agent shall then calculate what adjusting payments (if any) are required to be made by the Recovering Mezzanine Lender to the other Mezzanine Lenders in order to ensure that the Mezzanine Recovery is shared amongst all Mezzanine Lenders with Outstandings at the Mezzanine Enforcement Date pro rata to their respective Outstandings; and

                    (iii) the Security Agent shall promptly notify the Recovering Mezzanine Lender and the other Mezzanine Lenders in writing of the amount of such adjusting payments (if any) and how they were calculated.

          (b)       Within  two  Business  Days  of  receipt  by the  Recovering
                    Mezzanine Lender of the notice referred to in clause 23.2(a)(iii) (Exceptional Recoveries), the Recovering Mezzanine Lender shall pay to the Security Agent the amounts specified in such notice and following receipt the Security Agent shall promptly redistribute such amounts to the Mezzanine Lenders for the purposes specified in clause
                    23.2(a)(ii) (Exceptional Recoveries) save that the Recovering Mezzanine Lender shall be treated as having already received its share of the relevant redistribution.

23.3      Loss Sharing

          If following:

          (a) the procedures set out in clauses 23.1 (Normal Recoveries) and/or 23.2 (Exceptional Recoveries); or

          (b) receipt by the Security Agent and the Mezzanine Facility Agent of a request in writing from a Mezzanine Lender after the Mezzanine Enforcement Date,

          it transpires that any portion of the Mezzanine Debt will not be repaid and/or discharged (a "Loss") and that the amount of such Loss is not shared between the Mezzanine Lenders in the proportion that the Mezzanine Commitments of each Mezzanine Lender bears to the Total
          Commitments (as defined in the Mezzanine Loan Agreement) as at the Mezzanine Enforcement Date (taking no account for these purposes of any cancellation or reduction in Mezzanine Commitments under the Mezzanine Loan Agreement due to such Enforcement Action), the Mezzanine Lenders shall make such payments amongst themselves (as notified to them by the Security Agent) as are necessary to procure that the Loss is shared between them in such proportion.

23.4      Obligors

          If a Recovering Mezzanine Lender makes a payment to the Security Agent under clause 23.2(b) (Exceptional Recoveries) or any Mezzanine Lender makes a payment under clause 23.3 (Loss Sharing) then to the extent permitted by law:

          (a) the liability of the Relevant Obligor to the relevant Mezzanine Lender shall be increased (or treated as not having been reduced) by an amount equal to the payment so made; and

          (b) the Obligors will indemnify the relevant Mezzanine Lender for all loss it may suffer as a result of making such payment.

          Any indemnity payment received by a Mezzanine Lender under clause 23.4(b) will itself be subject to the provisions of clauses 23.1 (Normal Recoveries) to 23.3 (Loss Sharing) above.

23.5      Currency Calculations

          For the purposes of this clause 23, if any amount needs to be converted into another currency it shall be converted by the Mezzanine Facility Agent at its then prevailing spot rate of exchange.

23.6      Exceptions to Sharing of Recoveries

          Notwithstanding the foregoing provisions of this clause 23, no Recovering Mezzanine Lender will be obliged to share any Mezzanine Recovery which it receives as a result of legal proceedings taken by it to recover any amounts owing to it under the Mezzanine Finance Documents with any other party which has a legal right to, but does not, either join in those proceedings or commence and diligently pursue separate proceedings to enforce its rights in the same or another court (unless the proceedings instituted by the Recovering Mezzanine Lender are instituted by it without prior notice having been given to that other party through the Mezzanine Facility Agent).

23.7      No Security

          The provisions of this clause 23 shall not, and shall not be construed so as to, constitute a charge by any Mezzanine Lender over all or any part of any amount received or recovered by it under any of the circumstances mentioned in this clause 23.

23.8      Mezzanine Loan Agreement

          The provisions of this agreement will apply in place of clause 21 (Pro Rata Payments) of the Mezzanine Loan Agreement as from the Mezzanine Enforcement Date.

24.       APPOINTMENT AND DUTIES OF SECURITY AGENT

24.1      Appointment

          (a)       Each Finance Party and the Bridging Lender:

                    (i) appoints Barclays Bank PLC as Security Agent to act as its security agent for the purposes of the Security Documents (in the case of the Finance Parties only) and this deed; and

                    (ii) irrevocably authorises the Security Agent for and on its behalf to exercise the rights, powers and discretions which are specifically delegated to it by the terms of the Security Documents (in the case of the Finance Parties only) and this deed, together with all rights, powers and discretions which are incidental thereto and to give a good discharge for any moneys payable under the Security Documents (in the case of the Finance Parties only).

          (b) The Security Agent will act solely as agent for the Finance Parties and the Bridging Lender in carrying out its functions as agent under the Security Documents (in the case of the Finance Parties only) and this deed and will exercise the same care as it would in dealing with a credit for its own account.

          (c) The relationship between the Finance Parties and the Bridging Lender and the Security Agent is that of principal and agent only. The Security Agent shall not have, nor be deemed to have, assumed any obligations to, or trust or fiduciary relationship with, any party to this deed other than those for which specific provision is made by the Security Documents and this deed.

24.2      Security Agent's Duties

          The Security Agent shall:

          (a) send to each Beneficiary details of each communication delivered to it by an Obligor for that Beneficiary under this deed or any Security Document as soon as reasonably practicable after receipt;

          (b) subject to those provisions of this deed which require the consent of all Beneficiaries or all of a particular category of the Beneficiaries, act in accordance with any instructions given as provided in clause 11 (Enforcement of Security) or, if so instructed under clause 11 (Enforcement of Security), refrain from exercising a right, power or discretion vested in it under this deed or any Security Document; and

          (c) have only those duties, obligations and responsibilities expressly specified in this deed or the Security Documents.

24.3      Security Agent's Rights

          The Security Agent may:

          (a) perform any of its duties, obligations and responsibilities under this deed or the Security Documents by or through its personnel, delegates or agents (on the basis that the Security Agent may extend the benefit of any indemnity received by it under this deed to its personnel, delegates or agents);

          (b) except as expressly provided to the contrary in this deed or any Security Document, refrain from exercising any right, power or discretion vested in it under this deed or the Security Documents until it has received instructions in accordance with this deed;

          (c) refrain from doing anything which would or might in its opinion be contrary to any law, regulation or judgment of any court of any jurisdiction or otherwise render it liable to any person and may do anything which is in its opinion necessary to comply with any such law, regulation or judgment;

          (d) assume that no Default has occurred, unless an officer of the Security Agent while active on the account of the Obligors acquires actual knowledge to the contrary;

          (e) refrain from taking any step (or further step) to protect or enforce the rights of any Beneficiary under this deed or any Security Document until it has been indemnified and/or secured to its satisfaction against all losses (including legal fees) which it would or might sustain or incur as a result;

          (f) rely on any communication or document believed by it to be genuine and correct and assume it to have been communicated or signed by the person by whom it purports to be communicated or by whom it purports to be signed;

          (g) rely as to any matter of fact which might reasonably be expected to be within the knowledge of any Group Company on a statement by or on behalf of that Group Company;

          (h) obtain and pay for any legal or other expert advice or services which may seem necessary to it or desirable and rely on any such advice;

          (i) accept without enquiry any title which an Obligor may have to any asset intended to be the subject of the security created by the Security Documents; and

          (j) hold or deposit any title deeds, Security Documents or any other documents in connection with any of the assets charged by the Security Documents with any banker or banking company or any company whose business includes undertaking the safe custody of deeds or documents or with any lawyer or firm of lawyers and it shall not be responsible for or be required to insure against any loss incurred in connection with any such holding or deposit and it may pay all sums required to be paid on account or in respect of any such deposit.

24.4      Exoneration of the Security Agent

          Neither the Security Agent nor any of its personnel or agents shall be:

          (a) responsible for the adequacy, accuracy or completeness of any representation, warranty, statement or information in this deed or the Security Documents or any notice or other document delivered under this deed or the Security Documents;

          (b) responsible for the execution, delivery, validity, legality, adequacy, enforceability or admissibility in evidence of this deed or any Security Document;

          (c) obliged to enquire as to the occurrence or continuation of any Default or as to the accuracy or completeness of any representation or warranty made by any person;

          (d) responsible for any failure of any Obligor or any of the Beneficiaries duly and punctually to observe and perform their respective obligations under this deed or any Security Document;

          (e) responsible for the consequences of relying on the advice of any professional advisers selected by any of them in connection with this deed or any Security Document;

          (f) liable for acting (or refraining from acting) in what it believes in good faith to be in the best interests of the Beneficiaries in circumstances where it has been unable, or it is not practicable, to obtain instructions in accordance with this deed; or

          (g) liable for anything done or not done by it under or in connection with this deed or any Security Document, save in the case of its own negligence or wilful misconduct.

24.5      The Security Agent Individually

          (a) For so long as it is a Senior Finance Party, the Security Agent shall have the same rights and powers under the Senior Finance Documents as any other Senior Finance Party and may exercise those rights and powers as if it were not also acting as Security Agent.

          (b)       The Security Agent may:

                    (i) retain for its own benefit and without liability to account any fee or other sum receivable by it for its own account; and

                    (ii) accept deposits from, lend money to, provide any advisory, trust or other services to or engage in any kind of banking or other business with any party to this deed or any subsidiary of any party (and, in each case, may do so without liability to account).

24.6      Communications and Information

          (a) All communications to an Obligor in connection with the Security Documents are to be made by or through the Security Agent. Each Beneficiary will notify the Security Agent of, and provide the Security Agent with a copy of, any communication between that Beneficiary, an Obligor or any other Finance Party on any matter concerning this deed or the Security Documents.

          (b) The Security Agent will not be obliged to transmit to the Beneficiaries any information relating to any party to this deed or any Security Document which the Security Agent may have acquired otherwise than in its capacity as Security Agent. Notwithstanding anything to the contrary expressed or implied in this deed or any Security Document, the Security Agent shall not, as between itself and the Beneficiaries, be bound to disclose to any Beneficiary or other person any information, disclosure of which might in the opinion of the Security Agent result in a breach of any law or regulation or be otherwise actionable at the suit of any person.

          (c) In acting as Security Agent for the Beneficiaries, the Security Agent's banking division shall be treated as a separate entity from any other of its divisions (or similar unit of the Security Agent in any subsequent re-organisation) or subsidiaries (the "Other Divisions") and, if the Security Agent acts for any Group Company in a corporate finance or other advisory capacity ("Advisory Capacity"), any information given any Group Company to one of the Other Divisions is to be treated as confidential and will not be available to the Beneficiaries without the consent of Parent, except that:

                    (i) the consent of Parent shall not be required in relation to any information which the Security Agent in its discretion determines relates to a Default or in respect of which the Beneficiaries have given a confidentiality undertaking in a form satisfactory to the Security Agent and the relevant Group Company (acting reasonably); and

                    (ii) if representatives or employees of the Security Agent receive information in relation to a Default whilst acting in an Advisory Capacity, they will not be obliged to disclose that information to representatives or employees of the Security Agent in their capacity as Security Agent or to any of the Beneficiaries, if to do so would breach any rule or regulation or fiduciary duty imposed upon those persons.

24.7      Non-reliance on Security Agent

          Each Beneficiary confirms that it is (and will at all times continue to be) solely responsible for making its own independent investigation and appraisal of the business, operations, financial condition, creditworthiness, status and affairs of each Group Company and has not relied, and will not at any time rely, on the Security Agent:

          (a) to provide it with any information relating to the business, operations, financial condition, creditworthiness, status and affairs of any Group Company, whether coming into its possession before or after the making of any Advance, except as specifically provided otherwise in this deed; or

          (b) to check or enquire into the adequacy, accuracy or completeness of any information provided by any Group Company under or in connection with this deed or any Security Document (whether or not such information has been or is at any time circulated to it by the Security Agent); or

          (c) to assess or keep under review the business, operations, financial condition, creditworthiness, status or affairs of any Group Company.

24.8      Security Agent's Indemnity

          (a) Each Senior Finance Party shall on demand indemnify the Security Agent (in the proportion which that Senior Finance Party's Senior Credit Participation bears to the total Senior Credit Participations) against any loss incurred by the Security Agent in complying with any instructions from the Senior Finance Parties or the Majority Senior Creditors (as the case may be) or otherwise incurred in connection with this deed or the Security Documents or its duties, obligations and responsibilities under this deed or the Security Documents, except to the extent that they are incurred as a result of the gross negligence or wilful misconduct of the Security Agent or any of its personnel.

          (b) Each Mezzanine Finance Party shall on demand indemnify the Security Agent (in the proportion which the amount of the Mezzanine Debt owing to that Mezzanine Finance Party bears to the total Mezzanine Debt) against any loss incurred by it in complying with any instructions from the Mezzanine Finance Parties or the Majority Mezzanine Lenders (as the case may be) or otherwise incurred in connection with this deed or the Security Documents or its duties, obligations and responsibilities under this deed or the Security Documents, except to the extent that they are incurred as a result of the gross negligence or wilful misconduct of the Security Agent or any of its personnel.

          (c) The Bridging Lender shall on demand indemnify the Security Agent against any loss incurred by it in complying with any instructions from the Bridging Lender or otherwise incurred in connection with this deed or the Security Documents or its duties, obligations and responsibilities under this deed or the Security Documents, except to the extent that they are incurred as a result of the gross negligence or wilful misconduct of the Security Agent or any of its personnel.

          (d) The provisions of clauses 23.8(a), (b) and (c) are without prejudice to the obligations of the Obligors to indemnify the Security Agent, and each Obligor will reimburse each
                    Beneficiary on demand for any payment made by that Beneficiary under clause 23.8(a), (b) or (c)

24.9      Termination and Resignation of Security Agent

          (a) The Security Agent may resign its appointment at any time by giving notice to the Beneficiaries and Parent.

          (b)       A successor Security Agent shall be selected:

                    (i) by the retiring Security Agent nominating one of its Affiliates following consultation with Parent as successor Security Agent in its notice of resignation;

                    (ii) if the retiring Security Agent makes no such nomination, by the Beneficiaries nominating a Beneficiary acting through an office in the United Kingdom as successor Security Agent (following consultation with Parent); or

                    (iii) if the Beneficiaries have failed to nominate a successor Security Agent within 30 days of the date of the retiring Security Agent's notice of resignation, by the retiring Security Agent and by mutual agreement nominating a financial institution of good standing acting through an office in the United Kingdom to be the successor Security Agent.

          (c) The appointment of the Security Agent may be terminated and a successor Security Agent appointed at any time with the consent of Parent (such consent not to be unreasonably withheld or delayed) on at least 30 days prior notice being given to the Security Agent and Parent:

                    (i) by the Majority Senior Creditors, where termination of the Security Agent's appointment is to be on or before the Priority Senior Discharge Date, or after the Mezzanine Discharge Date;

                    (ii) by the Majority Mezzanine Lenders, where termination of the Security Agent's appointment is to be given after the Priority Senior Discharge Date but before or on the Mezzanine Discharge Date; and

                    (iii) by the Bridging Lender, where termination of the Security Agent's appointment is to be given after the Final Discharge Date but on or before the Bridging Discharge Date.

          (d) The resignation of the retiring Security Agent and the appointment of the successor Security Agent will become effective only upon the successor Security Agent accepting its appointment as Security Agent, and upon the execution of all deeds and documents necessary to substitute the successor as holder of the security comprised in the Security Documents, at which time:

                    (i) the successor Security Agent will become bound by all the obligations of the Security Agent and become entitled to all the rights, privileges, powers, authorities and discretions of the Security Agent under this deed;

                    (ii) the agency of the retiring Security Agent will terminate (but without prejudice to any liabilities which the retiring Security Agent may have incurred prior to the termination of its agency);

                    (iii) the retiring Security Agent will be discharged from any further liability or obligation under or in connection with this deed or the Security Documents.

          (e)       The  retiring   Security  Agent  will  co-operate  with  the
                    successor Security Agent in order to ensure that its functions are transferred to the successor Security Agent without disruption to the service provided to the Beneficiaries and Parent and will promptly make available to the successor Security Agent the documents and records which have been maintained in connection with this deed and the Security Documents in order that the successor Security Agent is able to discharge its functions.

          (f) The provisions of this deed will continue in effect for the benefit of any retiring Security Agent in respect of any actions taken or omitted to be taken by it or any event occurring before the termination of its agency.

24.10     Role of the Security Agent

          The Security Agent shall hold the benefit of the Security Documents on trust for itself and the Beneficiaries and will apply all payments and other benefits received by it under the Security Documents in accordance with this deed.

24.11     Payments to Finance Parties

          The Security Agent may retain for its own use and benefit, and will not be liable to account to any person for all or any part of, any sums received by way of agency or arrangement fee or by way of reimbursement of expenses incurred by it.

24.12     Change of Office of Security Agent

          The Security Agent may at any time in its sole discretion by notice to each Beneficiary and the Parent designate a different office in the United Kingdom from which its duties as Security Agent will be performed from the date of notification.

24.13     Release of Guarantees and Security

          The Finance Parties irrevocably authorise the Security Agent to release Guarantors and Security Documents in accordance with the provisions of clauses 18.5 (Release of Guarantors) and 18.6 (Release of security) of the Senior Credit Agreement and clauses 16.5 (Release of Guarantors) and 16.6 (Release of security) of the Mezzanine Loan Agreement.

25.       COSTS AND EXPENSES

25.1      Indemnity

          The Obligors will indemnify each of the Creditors on demand from and against any loss which any such party may incur in connection with the negotiation, preparation, execution, amendment, release and/or enforcement or attempted enforcement of, or preservation of any such parties rights' under this deed, including any present or future stamp or other taxes or duties and any penalties or interest with respect thereto which may be imposed by any competent jurisdiction in connection with the execution or enforcement of this deed or in consequence of any payment being made under this deed (whether made by an Obligor or a third person) being impeached or declared void for any reason whatsoever.

25.2      Interest

          Amounts payable under clause 25.1 (Indemnity) which are not paid on demand shall carry default interest at the Default Rate both before and after judgment, from the date of demand and shall form part of the relevant Debt. All such default interest shall be compounded with monthly rests.

26.      NOTICES

26.1     Mode of Service

          (a) Except as specifically provided otherwise in this deed, any notice, demand, consent, agreement or other communication (a "Notice") to be served under or in connection with this deed will be in writing and will be made by letter or by facsimile transmission to the party to be served.

          (b) The address and facsimile number of each party to this deed for the purposes of clause 26.1(a) are:

                    (i) the address and facsimile number shown immediately after its name on the signature pages of this deed (in the case of any person who is a party as at the date of this deed);

                    (ii) the address and facsimile number notified by that party for this purpose to the Security Agent on or before the date it becomes a party to this deed (in the case of any person who becomes a party after the date of this deed); or

                    (iii) any other address and facsimile number notified by that party for this purpose to the Security Agent by not less than five Business Days' notice.

          (c) Any Notice to be served by any Obligor on a Finance Party or the Bridging Lender will be effective only if it is expressly marked for the attention of the department or officer (if any) specified in conjunction with the relevant address and facsimile number referred to in clause 26.1(b).

26.2      Deemed Service

          (a) Subject to clause 26.2(b), a Notice will be deemed to be given as follows:

                    (i) if by letter, when delivered personally or on actual receipt; and

                    (ii)      if by facsimile, when delivered.

          (b) A Notice given under clause 26.2(a) but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

27.       CHANGES TO PARTIES

27.1      Assignment and Transfers by the Obligors

          No Obligor may assign or transfer all or any part of its rights, benefits or obligations under this deed.

27.2      Assignments and Transfers by Creditors

          (a) A Creditor (in this capacity the "Transferor") may at any time assign any of its rights under this deed or transfer any of its rights and obligations under this deed to any person (a "Transferee") to whom a Transferor is permitted to assign or transfer rights, benefits and obligations under the Finance Documents, the Alchemy Bridge Facility Agreement or the Investor Documents (as the case may be).

          (b) An assignment or transfer will only be effective if the Transferee executes a Creditor Accession Deed duly completed and signed on behalf of the Transferee under which the Transferee agrees to be bound by all of the terms of this deed as if it had originally been party to this deed as a Finance Party or an Investor (as the case may be).

          (c) Each of the parties to this deed (other than the Transferee) irrevocably authorises the Security Agent to execute on its behalf any Creditor Accession Deed which has been duly completed and executed on behalf of the Transferee.

          (d) The Security Agent will promptly notify the other parties to this deed of the receipt and execution by it on their behalf of any Creditor Accession Deed.

27.3      Accession of New Obligors

          (a) The Parent will procure that any Group Company or other person (a "New Obligor") which grants any Security Interest or guarantee in respect of, or otherwise becomes liable for, any Senior Debt or Mezzanine Debt after the date of this deed will (unless it has already acceded to this deed as an Obligor by executing an accession document in the form set out in schedule 7 of the Senior Credit Agreement) promptly complete, sign and deliver to the Security Agent an Obligor Accession Deed under which the New Obligor agrees to be bound by all of the terms of this deed as if it had originally been party to this deed as an Obligor.

          (b) The Security Agent will promptly notify the other parties to this deed of the receipt by it of any Obligor Accession Deed.

27.4      Accession of New Intra-Group Creditors

          Parent will procure that any Group Company (other than Dormant Companies which remain Dormant Companies at all times) which is a creditor of another group company in respect of an intra-group loan, will become an Intra-Group Creditor for the purpose of this deed by executing an Obligor Accession Deed in such capacity as soon as reasonably practicable.

27.5      Benefit of Deed

          This deed will be binding upon, and enure for the benefit of, each party to it and its or any subsequent successors or assigns.

28.       MISCELLANEOUS

28.1     Certificates Conclusive

          Save as expressly provided otherwise in any Finance Document or the Alchemy Bridge Facility Agreement, a certificate, determination, notification or opinion of the Security Agent, any Finance Party or the Bridging Lender stipulated for in this deed, any Finance Document or the Alchemy Bridge Facility Agreement as to any rate of interest or any other amount payable under any Finance Document or the Alchemy Bridge Facility Agreement will be conclusive and binding on each Obligor, except in the case of manifest error.

28.2      No Implied Waivers

          (a) No failure or delay by any Finance Party or the Bridging Lender in exercising any right, power or privilege under this deed will operate as a waiver of that right, power or privilege, nor will any single or partial exercise of any right, power or privilege preclude any other or further exercise of that right, power or privilege, or the exercise of any other right, power or privilege.

          (b) The rights and remedies provided in this deed are cumulative and not exclusive of any rights and remedies provided by law and all those rights and remedies will, except where expressly provided otherwise in this deed, be available to the Finance Parties and the Bridging Lender severally and any Finance Party or the Bridging Lender shall be entitled to commence proceedings in connection with those rights and remedies in its own name.

          (c) A waiver given or consent granted by any Finance Party or the Bridging Lender under this deed will be effective only if given in writing and then only in the instance and for the purpose for which it is given.

28.3      Invalidity of any Provision

          (a) If any provision of this deed is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired in any way.

          (b) Without prejudice to the generality of paragraph (a) above, the obligations of any Obligor under this deed will not extend beyond a point where they would cause the infringement of section 151 of the Companies Act 1985 (in the case of an Obligor incorporated in the United Kingdom) or any similar enactments or provisions in any other jurisdiction (in the case of an Obligor incorporated outside the United Kingdom).

28.4      Counterparts

          This deed may be executed in any number of counterparts and all of those counterparts taken together shall be deemed to constitute one and the same instrument.

28.5      Perpetuity Period

          The perpetuity period applicable to the trusts created by this deed is 80 years.

28.6      Failure to Execute

          Failure by one or more parties ("Non-Signatories") to execute this deed on the date of this deed will not invalidate the provisions of this deed as between the other parties who do execute this deed. Any Non-Signatories may execute this deed (or a counterpart of this deed) on a subsequent date and will thereupon become bound by its provisions.

28.7      Third Party Rights

          The Contracts (Rights of Third Parties) Act 1999 shall not apply to this deed and no person other than the parties to this deed shall have any rights under it, nor shall it be enforceable under that Act by any person other than the parties to it.

29.       GOVERNING LAW AND SUBMISSION TO JURISDICTION

29.1      Governing Law

          This deed (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this deed or its formation) shall be governed by, and construed in accordance with, English law.

29.2      Submission to Jurisdiction

          For the benefit of each party to this deed, each other party to this deed irrevocably submits to the jurisdiction of the courts in England for the purpose of hearing and determining any dispute arising out of this deed and for the purpose of enforcement of any judgment against its assets.

29.3      Freedom of Choice

          The submission to the jurisdiction of the courts referred to in clause
          28.2 (Submission to Jurisdiction) shall not (and shall not be construed so as to) limit the right of the Security Agent or any Finance Party to take proceedings against any Obligor in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

29.4      Service of Process

          Without prejudice to any other permitted mode of service, each Obligor and each Investor agrees that service of any claim form, notice or other document for the purpose of any proceedings in such courts shall be duly served upon it if delivered or sent by registered post to Loan Noteco at 20 Bedfordbury, London, WC2N 4BL (marked for the attention of Dominic Slade) or such other address in England or Wales as Parent may notify from time to time to the Security Agent from time to time. Loan Noteco agrees to act as such agent.

IN WITNESS whereof this deed has been duly executed on the date first above written.

                                   SCHEDULE 1
                          Part 1 - Original Guarantors



                Name                     Place of incorporation         Registered number
       Hertal Acquisitions PLC           The Republic of Ireland             317234

    Hertal (Investments) Limited             England & Wales                 4619876

                             Part 2 - Senior Lenders

                Name                    Place of incorporation          Registered number
          Barclays Bank PLC                 England & Wales                  1026167

   The Royal Bank of Scotland PLC              Scotland                      SC090312

                           Part 3 - Mezzanine Lenders

                Name                   Place of incorporation           Registered number
          Barclays Bank PLC                England & Wales                   1026167

        RBS Mezzanine Limited                 Scotland                      SC164882

                               Part 4 - Investors

Name                                  Registered number         Place of incorporation/Address
Alchemy Partners Nominees Limited     a company registered      PO Box 255
(as holder of legal title to          in Guernsey with          Trafalgar Court
Investor Loan Notes and shares        registered no. 32060      Les Banques
subscribed for pursuant to the                                  Guernsey
Investment Agreement)                                           GY1 3QL

Alchemy Partners (Guernsey) Limited   a company registered      PO Box 255
(as holder of beneficial title to     in Guernsey with          Trafalgar Court
Investor Loan Notes and shares        registered no. 32061      Les Banques
subscribed for pursuant to the                                  Guernsey
Investment Agreement)                                           GY1 3QL

MSD Capital,  L.P. as general partner                           MSD Capital, L.P.
of MSD Portfolio L.P. - Investments                             645 Fifth Avenue, 21st Floor
                                                                New York
                                                                NY 10022-5910

                                   SCHEDULE 2
                             Creditor Accession Deed
      [referred to in clause 27.2 (Assignments and Transfers by Creditors)]


THIS DEED  is made on o

BETWEEN:

(1)       o (the "New [Senior/Mezzanine Lender/Investor/Hedging Lender]"); and

(2)       o in its capacity as Security Agent under the Intercreditor Deed.


RECITALS:

(A) This deed is supplemental to an intercreditor deed dated o (the "Intercreditor Deed") between o.

(B) This deed has been entered into to record the accession of the New [Senior/Mezzanine Lender/Hedging Lender/Investor] as a [Senior/Mezzanine Lender/Hedging Lender/Investor] under the Intercreditor Deed.

IT IS AGREED as follows:

1.        DEFINITIONS

          Words and expressions defined in the Intercreditor Deed have the same meanings when used in this deed.

2.        ACCESSION OF NEW CREDITOR

2.1 The New [Senior/Mezzanine Lender/Hedging Lender/Investor] agrees to become, with immediate effect, a party to, and agrees to be bound by the terms of, the Intercreditor Deed as if it had originally been party to the Intercreditor Deed as a [Senior/Mezzanine Lender/Hedging Lender/Investor].

2.2 The New [Senior/Mezzanine Lender/Hedging Lender/Investor] confirms that its address details for notices in relation to clause 24 (Notices) are as follows:


         Address:                  o
         Facsimile:                o
         Attention of:             o

2.3 The Security Agent for itself and the other parties to this deed other than the New [Senior/Mezzanine Lender/Hedging Lender/Investor] confirms the acceptance of the New [Senior/Mezzanine Lender/Hedging Lender/Investor] as a [Senior/Mezzanine Lender/Hedging Lender/Investor] for the purposes of the Intercreditor Deed.

3.        COUNTERPARTS

          The deed may be executed in any number of counterparts and all of those counterparts taken together shall be deemed to constitute one and the same instrument.

4.        LAW

          This deed (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this deed) shall be governed by and construed in accordance with English law.

IN WITNESS whereof this deed has been duly executed on the date first above written.




                   Signatories to the Creditor Accession Deed


The New [Senior/Mezzanine Lender /Hedging Lender/Investor]

Executed as a deed by                     )
[Name]                                    )
acting by [a director and its             )
secretary/two directors]                  )


Director                  ........................................


Director/Secretary ........................................



The Security Agent

Executed as a deed by                     )
[Name]                                    )
acting by [a director and its             )
secretary/two directors]                  )


Director                  ........................................


Director/Secretary ........................................

                                   SCHEDULE 3
                             Obligor Accession Deed
            [referred to in clauses 27.3 (Accession of New Obligors)
               and 27.4 (Accession of New Intra-Group Creditors)]


THIS DEED is made on o BY o (the "New Obligor").


RECITAL:

(A) This deed is supplemental to an intercreditor deed dated o (the "Intercreditor Deed") between o

(B) This deed has been entered into to record the accession of the New Obligor as an [Obligor/Intra-Group Creditor] under the Intercreditor Deed.


IT IS AGREED as follows:

1.        DEFINITIONS

          Words and expressions defined in the Intercreditor Deed have the same meanings when used in this deed.

2.        ACCESSION OF NEW OBLIGOR

2.1 The New Obligor agrees to become, with immediate effect, a party to, and agrees to be bound by the terms of the Intercreditor Deed as if it had originally been party to the Intercreditor Deed as an [Obligor/Intra-Group Creditor].

2.2 The New Obligor confirms that its address details for notices in relation to clause 24 (Notices) are as follows:


         Address:                  o
         Facsimile:                o
         Attention of:             o

3.        LAW

          This deed (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this deed) shall be governed by and construed in accordance with English law.

IN WITNESS whereof this deed has been duly executed on the date first above written.

Executed as a deed by                     )
[Name]                                    )
acting by [a director and its             )
secretary/two directors]                  )


Director........................................


Director/Secretary ........................................

                      Signatories to the Intercreditor Deed



Loan Noteco as Original Guarantor and Intra-Group Creditor

Executed as a deed by           )
HERTAL INVESTMENTS LIMITED      )
acting by a director and its    )
secretary/two directors         )


Director              /s/ NIALL  MCFADDEN


Director/Secretary    /s/ ANTHONY MULDERRY

Notice Details

Address:           3rd Floor
                   Styne House
                   Upper Hatch Street
                   Dublin 2

Facsimile:         353 1 670 7626
Attention:         Tony Mulderry/Niall McFadden



Parent as Borrower, Original Guarantor and Intra-Group Creditor

Present when the common seal of           )
HERTAL ACQUISITION PLC                    )
was affixed hereto                        )



Director              /s/ NIALL MCFADDEN


Director/Secretary    /s/ ANTHONY MULDERRY

Notice Details

As Above.

The Senior Lenders

Executed as a deed by                     )  /s/ GORDON WATTERS
                                          )
duly authorised signatory                 )
for and on behalf of                      )
BARCLAYS BANK PLC                         )
in the presence of:                       )


Signature of witness: /s/ MARK EDWARDS

Name of witness:          MARK EDWARDS

Address of witness:       5 APPOLD STREET

                          LONDON

                          EC2A 2HA


Notice Details

Address:           1st Floor
                   54 Lombard Street
                   London EC3P 3AH

Facsimile:         020 7699 2770
Attention:         Gordon Watters

Executed as a deed by                     ) /s/ CHRIS TSOROMOCOS
                                          )
duly authorised signatory                 )
for and on behalf of                      )
THE ROYAL BANK OF                         )
SCOTLAND PLC                              )
in the presence of:                       )


Signature of witness: /s/ MARK EDWARDS

Name of witness:          MARK EDWARDS

Address of witness:       5 APPOLD STREET

                          LONDON

                          EC2A 2HA

Notice Details

Address:           7th Floor
                   135 Bishopsgate
                   London EC2M 3UR

Facsimile:         020 7375 5265
Attention:         John Elder

The Mezzanine Lenders

Executed as a deed by                     ) /s/ GORDON WATTERS
                                          )
duly authorised signatory                 )
for and on behalf of                      )
BARCLAYS BANK PLC                         )
in the presence of:                       )


Signature of witness: /s/ MARK EDWARDS

Name of witness:          MARK EDWARDS

Address of witness:       5 APPOLD STREET

                          LONDON

                          EC2A 2HA


Notice Details

As above.

Executed as a deed by                     ) /s/ CHRIS TSOROMOCOS
                                          )
duly authorised signatory                 )
for and on behalf of                      )
RBS MEZZANINE LIMITED                     )
in the presence of:                       )


Signature of witness: /s/ MARK EDWARDS

Name of witness:          MARK EDWARDS

Address of witness:       5 APPOLD STREET

                          LONDON

                          EC2A 2HA

Notice Details

Address:          Corporate Banking Office
                  Loans Administration
                  5-10 Great Tower Street
                  London EC3P 8EL

Facsimile:        020 7220 7370
Attention of:     David Griffiths

Copied to:        Leveraged Finance
                  Level 7, 135 Bishopsgate
                  London, EC2M 3UR

Facsimile:        020 7375 5265
Attention:        Mark Coxall / John Elder

The Bridging Lender

Executed as a deed by                     ) /s/ GORDON WATTERS
                                          )
duly authorised signatory                 )
for and on behalf of                      )
BARCLAYS BANK PLC                         )
in the presence of:                       )


Signature of witness: /s/ MARK EDWARDS

Name of witness:          MARK EDWARDS

Address of witness:       5 APPOLD STREET

                          LONDON

                          EC2A 2HA

Notice Details

As Above

The Investors

Executed as a deed by                     )
ALCHEMY PARTNERS                          )
NOMINEEES LIMITED                         )
acting by a director and its              )
secretary/two directors                   )


Director              /s/ PAUL GUILBERT


Director/Secretary    /s/ SHANE CONWAY

Notice Details

Address:           PO Box 255
                   Trafalgar Court
                   Les Banques
                   Guernsey GY1 3QL

Facsimile:         01481 745 082
Attention of:      Paul Guilbert



Executed as a deed by                     )
ALCHEMY PARTNERS                          )
GUERNSEY LIMITED                          )
acting by a director and its              )
secretary/two directors                   )


Director              /s/ PAUL GUILBERT


Director/Secretary    /s/ SHANE CONWAY

Notice Details

Address:           PO Box 255
                   Trafalgar Court
                   Les Banques
                   Guernsey GY1 3QL

Facsimile:         01481 745 082
Attention of:      Paul Guilbert

Executed as a deed by                     )
MSD CAPITAL, L.P. as general              )
partner of MSD Portfolio L.P. -           )
Investments                               )
acting by a director and its              )
secretary/two directors                   )


Managing Principal        GLENN  FUHRMAN


Principal                 ANURAG  BHARGAVA

Notice Details

Address:          645 Fifth Avenue, 21st Floor
                  New York
                  NY 10022-5910

Facsimile:        001 212 303 1620
Attention of:     David Caro


The Facility Agent

Executed as a deed by                     ) /s/ GORDON WATTERS
                                          )
duly authorised signatory                 )
for and on behalf of                      )
BARCLAYS BANK PLC                         )
in the presence of:                       )


Signature of witness: /s/ MARK EDWARDS

Name of witness:          MARK EDWARDS

Address of witness:       5 APPOLD STREET

                          LONDON

                          EC2A 2HA


Notice Details

Address:           7th Floor
                  5 The North Colonnade
                  Canary Wharf
                  London E14 4BB

Facsimile:         020 7773 4893
Attention:         Duncan Nash

The Mezzanine Facility Agent

Executed as a deed by                     ) /s/ CHRIS  TSOROMOCOS
                                          )
duly authorised signatory                 )
for and on behalf of                      )
RBS MEZZANINE LIMITED                     )
in the presence of:                       )


Signature of witness: /s/ MARK EDWARDS

Name of witness:          MARK EDWARDS

Address of witness:       5 APPOLD STREET

                          LONDON

                          EC2A 2HA

Notice Details

As Above




The Security Agent

Executed as a deed by                     ) /s/ GORDON WATTERS
                                          )
duly authorised signatory                 )
for and on behalf of                      )
BARCLAYS BANK PLC                         )
in the presence of:                       )


Signature of witness: /s/ MARK EDWARDS

Name of witness:          MARK EDWARDS

Address of witness:       5 APPOLD STREET

                          LONDON

                          EC2A 2HA



Notice Details

As for the Facility Agent.